UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ENDURANCE SPECIALTY HOLDINGS LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08, Bermuda

(441) 278-0400

March 27, 2013

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd., which will be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda at 8:00 a.m. (local time) on Wednesday, May 8, 2013, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Annual General Meeting of Shareholders and the proxy statement.

All holders of record of the Company’s ordinary shares, par value $1.00 per share, at the close of business on March 7, 2013 will be entitled to notice of, and to vote at, the Annual General Meeting. To assure that you are represented at the Annual General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and exercise your right to vote by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received an electronic or paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form or by internet or telephone voting as described in the proxy statement.

Sincerely,

William H. Bolinder Chairman of the Board of Directors

Preliminary Proxy Material – Subject to Completion

Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08, Bermuda

NOTICE OF

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2013

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Endurance Specialty Holdings Ltd. (the “Company”) will be held on Wednesday, May 8, 2013, at 8:00 a.m. (local time), at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda and at any adjournment or postponement thereof.

At the Annual General Meeting, the Company’s shareholders will be voting on the following proposals:

1.	Election of directors:

•

The election of four Class II directors to the Board of Directors, each to serve until the next Annual General Meeting of Shareholders of the Company or, if the proposed amendment to our Bye-Laws eliminating our classified board is not approved by our shareholders, until the 2016 Annual General Meeting of Shareholders and, in either case, until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited;

•	The direction of the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited;

2.	The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2013 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm;

3.	A non-binding advisory vote to approve named executive officer compensation set forth in the proxy statement;

4.	The adoption of amendments to our Amended and Restated Bye-Laws as described in the proxy statement; and

5.	The transaction of such other business as may properly come before the Annual General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Shareholders of the Company at the close of business on March 7, 2013, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. A copy of the Company’s financial statements for the fiscal year ended December 31, 2012, as approved by the Board of Directors, shall be made available to the shareholders of the Company at the Annual General Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2013.

The Proxy Statement, the Notice of Internet Availability of Proxy Materials and the Annual Report on

Form 10-K for the year ended December 31, 2012 are available at www.proxyvoting.com/enh.

All shareholders are cordially invited to attend the Annual General Meeting. If you do not expect to be present at the Annual General Meeting, make sure that your shares are represented at the Annual General Meeting by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received a paper copy of our proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form, or by internet or telephone voting as described in the proxy statement. Pursuant to the Company’s Amended and Restated Bye-Laws, for the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Annual General Meeting. In the event you decide to attend the Annual General Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person at the Annual General Meeting. You may obtain directions to be able to attend the meeting and vote in person by contacting Investor Relations, Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE FOLLOW THE INSTRUCTIONS FOR VOTING ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED FOR THE MEETING OR, IF YOU REQUESTED A PAPER COPY OF OUR PROXY MATERIALS, BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION FORM, OR BY INTERNET OR TELEPHONE VOTING AS DESCRIBED IN THE PROXY STATEMENT.

By Order of the Board of Directors,

John V. Del Col Secretary

Pembroke, Bermuda

March 27, 2013

i

ii

Preliminary Proxy Material – Subject to Completion

Endurance Specialty Holdings Ltd.

Wellesley House

90 Pitts Bay Road

Pembroke HM 08, Bermuda

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

MAY 8, 2013

INTRODUCTION

This proxy statement is furnished to holders of ordinary shares of Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company (the “Company” or “Endurance”), in connection with the solicitation of proxies by the board of directors of Endurance (the “Board of Directors” or the “Board”) for use in voting at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda, on Wednesday, May 8, 2013, at 8:00 a.m. (local time), and at any adjournment or postponement thereof. On or about March 27, 2013, we mailed to our shareholders a notice containing information on how to access this proxy statement and how to vote (the “Notice of Internet Availability of Proxy Materials”). This proxy statement, the Notice of Annual General Meeting and the Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) are available at www.proxyvoting.com/enh.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL GENERAL MEETING

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving David Cash, Michael J. McGuire and John V. Del Col (collectively, the “Proxy Committee”) the authority to vote your shares in the manner you indicate on your proxy card. The Proxy Committee has been appointed by the Board.

Q:	How do I obtain your proxy materials?

A:	We furnish proxy materials to our shareholders on the internet, rather than mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials and cast your vote on the internet or by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Q:	What am I voting on?

A:	You are voting on four proposals:

1.	Election of directors:

•

Election of four Class II directors to serve until the next Annual General Meeting of Shareholders or, if the proposed amendment to our Bye-Laws eliminating our classified board is not approved by our shareholders, until the 2016 Annual General Meeting of Shareholders:

John T. Baily

Norman Barham

Galen R. Barnes

Scott D. Moore

•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.:

William H. Bolinder

David Cash

John V. Del Col

•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited:

Alan Barlow

William H. Bolinder

David Cash

Simon Minshall

Brendan R. O’Neill

•	Direction of the Company to elect the following slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited:

Alan Barlow

William H. Bolinder

David Cash

Simon Minshall

Brendan R. O’Neill

Biographical information of each director is included below under “Proposal No. 1 — Election of Directors.”

2.	The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2013 and authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.

3.	A non-binding advisory vote to approve named executive officer compensation set forth in this proxy statement.

4.	The adoption of amendments to our Amended and Restated Bye-Laws as described in the proxy statement.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends a vote FOR the election of each of the directors in Proposal No. 1 and FOR each of Proposal Nos. 2, 3 and 4.

Q:	Will any other matters be voted on?

A:	We are not aware of any other matters that you will be asked to vote on at the Annual General Meeting. If any other matter is properly brought before the Annual General Meeting, the Proxy Committee, acting as your proxies, will vote for you in their discretion.

Q:	Who can vote?

A:	You can vote at the Annual General Meeting if you were a holder of record of ordinary shares as of the close of business on March 7, 2013 (the “Record Date”). Each ordinary share is entitled to one vote. The Board of Directors may adjust a shareholder’s voting rights to the extent that the Board of Directors reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates.

There is no cumulative voting of the Company’s ordinary shares.

Q:	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A:	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the shareholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials, you will receive a voting instruction form from the organization holding your shares.

Q:	How do I vote?

A:	There are four ways to vote:

1.	By internet, by visiting the web site address shown on your Notice of Internet Availability of Proxy Materials or your proxy card, if you requested one.

2.	By telephone, using the toll-free telephone number shown on your Notice of Internet Availability of Proxy Materials or your proxy card, if you requested one.

3.	By requesting, completing and mailing your proxy card or voting instruction form.

4.	By attending the Annual General Meeting and voting in person.

The telephone and internet voting procedures are designed to authenticate a shareholder’s identity and allow each shareholder to vote the shareholder’s ordinary shares. They will also confirm that a shareholder’s instructions have been properly recorded. Street name holders may vote by telephone or the internet if their bank or broker makes those methods available. If this is the case, the bank or broker will enclose instructions with your proxy information.

Q:	What will happen if I do not vote my shares?

A:	Shareholders of Record. If you are the shareholder of record and you do not vote your shares by proxy card or voting instruction form, by telephone, via the internet or in person at the Annual General Meeting, your shares will not be voted at the Annual General Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (the “NYSE”), your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 3 and 4. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2.

Q:	What if I do not specify how my shares are to be voted?

A:	Shareholders of Record. If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the four Class II directors and FOR the slates of subsidiary director designees, in each case nominated by our Board of Directors and named in this proxy statement (Proposal 1);

•

FOR the appointment of Ernst & Young Ltd. as our independent registered public accounting firm for the year ending December 31, 2013 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm (Proposal 2);

•	FOR the approval of an advisory vote to approve named executive officer compensation (Proposal 3);

•	FOR adoption of the proposed amendments to the Amended and Restated Bye-Laws (Proposal 4); and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual General Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 2, but do not have discretion to vote on non-routine matters such as Proposals 1, 3 and 4. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual General Meeting.

Q:	What is the effect of a broker non-vote?

A:

Brokers or other nominees who hold shares of our ordinary shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual General Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual General Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on the proposals to be voted upon at the Annual General Meeting, as each proposal requires either a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposals 2 through 4).

Q:	What vote is required to approve each proposal?

A:

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal No. 1 – Election of Directors	Plurality of Votes Cast	No

Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes

Proposal No. 3 – Advisory Vote to approve Named Executive Officer Compensation	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal No. 4 – Amendment of our Amended and Restated Bye-Laws	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

A plurality of votes cast means that the proposed director or choice receiving the highest number of affirmative votes is elected or chosen, irrespective of how small the number of affirmative votes is in comparison to the total number of shares voted.

With respect to Proposal 1, you may vote for all nominees, withhold your vote as to all nominees or vote for all nominees except those specific nominees from whom you withhold your vote. The four director nominees standing for election to the Board of Endurance Specialty Holdings Ltd. that have the most “for” votes will be elected to the Board of Endurance Specialty Holdings Ltd. In addition, Endurance Specialty Holdings Ltd. will cause the election of the following subsidiary boards as follows:

•	The three director designees having the most “for” votes will be elected to the Board of Endurance Specialty Insurance Ltd.;

•	The five director designees having the most “for” votes will be elected to the Board of Endurance Worldwide Holdings Limited; and

•	The five director designees having the most “for” votes will be elected to the Board of Endurance Worldwide Insurance Limited.

The election of directors of Endurance Specialty Holdings Ltd. in Proposal 1 is also subject to the provisions in the Company’s corporate governance guidelines requiring a majority vote standard for the election of directors. This means if a director in an uncontested election receives a greater number of votes cast “withheld” for his or her election than votes “for” such election, the director is required to submit a letter of resignation to the Board of Directors. The independent members of the Board of Directors have 90 days after the election to determine whether to accept the tendered resignation, taking into account the relevant facts and circumstances and giving due consideration to the best interests of the Company and its shareholders. The majority vote standard is not applicable to the election of director designees to the Company’s subsidiary boards or to contested director elections.

With respect to Proposals 2 through 4, you may vote for, against or abstain. If you abstain from voting on these proposals, the abstention will have the same effect as a vote against the proposals.

Q:	What is the quorum requirement of the Annual General Meeting?

A:	The presence of four shareholders, in person or by proxy, holding more than 50% of the issued and outstanding ordinary shares on March 7, 2013, constitutes a quorum for voting at the Annual General Meeting. If you vote, your ordinary shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On March 7, 2013, there were 43,274,166 ordinary shares outstanding.

Q:	Who can attend the Annual General Meeting?

A:	All holders of record of ordinary shares as of the close of business on March 7, 2013, can attend the Annual General Meeting. Seating, however, is limited and will be provided on a first-come, first-served basis, upon arrival at the Annual General Meeting.

Q:	Can I change my vote?

A:	Yes. You can change your vote or revoke your proxy any time before the vote:

•	by returning a later-dated proxy card;

•	by writing a letter delivered to John V. Del Col, Secretary of Endurance, stating that the proxy is revoked; or

•	by attending the Annual General Meeting in person and completing a written ballot.

Pursuant to the Bye-Laws, any notice of revocation of an outstanding proxy must be received at least one hour before the Annual General Meeting. Any shareholder entitled to vote at the Annual General Meeting may attend the Annual General Meeting and any shareholder who has not submitted a proxy, has properly revoked a proxy or votes prior to the vote pursuant to a proxy, may vote in person at the Annual General Meeting. Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee, that shareholder may not vote in person at the Annual General Meeting, unless the shareholder requests and obtains a valid legal proxy from the applicable broker, bank or nominee.

Q:	Is my vote confidential?

A:	Yes. Only the inspectors of election and certain individuals, including certain employees of Endurance who help with processing and counting the vote, have access to your vote. Directors and employees of the Company may see your vote only if the Company needs to defend itself against a claim or if there is a proxy solicitation by someone other than the Company. Therefore, please do not write any comments on your proxy card.

Q:	Who will count the vote?

A:	Computershare will count the vote. Its representatives will be the inspectors of election.

Q:	How can I find the results of the Annual General Meeting?

A:	Preliminary results will be announced at the Annual General Meeting. Final results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual General Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

A:	We are making this proxy statement available to our shareholders electronically via the internet. On or about March 27, 2013, we mailed the Notice of Internet Availability of Proxy Materials to our shareholders at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our Form 10-K. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of this proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

Q:	What does it mean if I get more than one Notice of Internet Availability of Proxy Materials?

A:	It means your shares are held in more than one account. You should vote the shares in all your accounts. To provide better shareholder service, we encourage you to have all your shares registered in the same name and address. You may do this by contacting our transfer agent, Computershare, at P.O. Box 43006, Providence, RI 02940-3006, telephone 1-877-272-7572 (toll-free U.S.) or 1-201-680-6693, or at their website, www.computershare.com/investor.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

A:	No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual General Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. For additional information please see “How do I vote?” above.

Q:	What is “householding”?

A:	If you and others who share your mailing address own the Company’s ordinary shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares are held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.

You may also request delivery of an individual copy of the Notice of Internet Availability of Proxy Materials, Form 10-K or proxy statement by contacting the Company at (441) 278-0400 or by writing to: Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attention: Investor Relations.

You may be able to initiate householding if your bank or broker has chosen to offer such service by following the instructions provided by your bank or broker.

Q:	How much did this proxy solicitation cost?

A:	The Company is paying the cost of solicitation and has engaged Georgeson Inc. to assist in the distribution of proxy materials and solicitation of votes personally or by mail, telephone or internet. The estimated fee is $11,500 plus reasonable out-of-pocket expenses. In addition, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to shareholders. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or e-mail or other means or in person. They will not receive any additional payments for the solicitation.

Q:	How do I recommend someone to be a director?

A:	You may recommend any person to be a director by writing to the Company at its registered address: Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda, Attention: John V. Del Col, Secretary. Any notice for a director nomination must set forth the information as described under “Board of Directors – Director Nominee Process.” The Nominating and Corporate Governance Committee will consider persons properly recommended by shareholders. Director nominees for the 2013 Annual General Meeting must have been received by the Company on or prior to November 29, 2012. Shareholder recommendations for director nominees for the 2014 Annual General Meeting must be received by the Company no later than November 27, 2013 and no earlier than October 28, 2013.

Q:	When are the shareholder proposals due for the 2014 Annual General Meeting?

A:	In order for a proposal by a shareholder of Endurance to be eligible to be included in Endurance’s proxy statement and proxy for the 2014 Annual General Meeting, it must be in writing, received at the Company’s registered address no later than November 27, 2013 and comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”).

In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February 10, 2014.

Absent receipt of proper shareholder notice prior to November 27, 2013, the proxies designated by the Board of Directors of Endurance for the 2014 Annual General Meeting may vote in their discretion on any proposal any shares for which they have been appointed proxies without mention of such matter in Endurance’s proxy statement for such meeting or on the proxy for such meeting.

PROPOSALS TO BE VOTED UPON

Proposal No. 1 — Election of Directors

The following paragraphs provide information as of the date of this proxy statement about each nominee. The information presented includes information each nominee has given us about the nominee’s age, all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment and, in the case of our continuing directors, a commitment of service to the Company and our Board.

Election of Endurance Directors

The size of the Board of Directors is currently set at 14 members and currently consists of 11 sitting directors, who are divided into three classes. Each class of directors currently serves for a term of three years.

John T. Baily, Norman Barham, Galen R. Barnes and Scott D. Moore, all current Class II directors, are nominated for re-election at the Annual General Meeting. If the proposed amendment to the Amended and Restated Bye-Laws of the Company eliminating the Company’s classified Board (Proposal No. 4) is approved by the shareholders at the 2013 Annual General Meeting, Messrs. Baily, Barham, Barnes and Moore will hold office until their respective successors have been duly elected and qualified at the 2014 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. If the proposed elimination of the Company’s classified Board is not approved at the 2013 Annual General Meeting, the directors running for election at this Annual General Meeting will hold office until their respective successors have been duly elected and qualified at the 2016 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Each of the nominees has consented to being named in this proxy statement and to serve as directors, if elected.

John T. Baily, 69, is a nominee for election as a Class II director. Mr. Baily has been a director since August 2003 and currently serves as Chairman of the Audit Committee, co-Chairman of the Risk Committee and as a member of the Investment Committee of the Board. Mr. Baily was formerly President of Swiss Re Capital Partners, where he worked from 1999 to 2002. Prior to joining Swiss Re, Mr. Baily was a partner at PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand) for 23 years, serving as the head of the Coopers & Lybrand Insurance Practice Group for 13 years. Mr. Baily also serves on the boards of directors of Golub Capital BDC, RLI Corp. and Albright College and was a director of NYMAGIC, Inc. from 2003 through 2010 and Erie Indemnity Company from 2003 through 2008. Mr. Baily is a graduate of both Albright College (cum laude, BS, Economics) and the University of Chicago (MBA), has served on the board of Coopers & Lybrand and as Chairman of the AICPA Insurance Companies Committee.

We believe Mr. Baily’s qualifications to serve on our Board include Mr. Baily’s more than thirty years of experience in the insurance industry, his extensive accounting knowledge and his membership on the board of directors of other publicly traded insurance companies, which allow him to provide invaluable insight and guidance to our Board on accounting, risk management and industry issues.

Norman Barham, 71, is a nominee for election as a Class II director. Mr. Barham has been a director since August 2004 and currently serves as a member of the Compensation, Nominating and Corporate Governance, Risk and Underwriting Committees of the Board. Mr. Barham was Vice Chairman and President of Global Operations of Marsh, Inc., the largest diversified insurance brokerage and risk management services company in the world, from 1997 to 2000. Prior to joining Marsh, Inc., Mr. Barham held numerous senior management roles in various parts of Johnson & Higgins from 1975 to 1997, prior to the merger of Johnson & Higgins and

Marsh & McLennan Companies, including President, Chief Technical Officer and Head of Global Property Insurance. Mr. Barham currently serves on the board of directors of Queens College and Frenchman’s Creek. Mr. Barham was chairman of the board of directors of Coral Insurance Company (“Coral”), a Florida domiciled property casualty insurance company, from 2004 until April 2009. On April 9, 2009, Coral was placed into receivership for purposes of rehabilitation. The Florida Department of Financial Services was appointed receiver of Coral.

We believe Mr. Barham’s qualifications to serve on our Board include Mr. Barham’s more than thirty years of experience in the insurance brokerage industry, particularly the numerous senior management roles held during his career, which provide him with unique insights that are particularly valuable to the Board, given the Company’s significant use of brokers in both its insurance and reinsurance businesses issues.

Galen R. Barnes, 66, is a nominee for election as a Class II director. Mr. Barnes has been a director since May 2004 and currently serves as Chairman of the Underwriting Committee, co-Chairman of the Risk Committee and as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Barnes was formerly President and Chief Operating Officer of Nationwide Mutual Insurance, where he worked from 1975 to 2003. Mr. Barnes held numerous senior and general management roles in various parts of the Nationwide organization, having previously been President of Nationwide Property and Casualty Affiliates, and President and Chief Operating Officer of Wausau Insurance. Mr. Barnes has also served on the board or committees for the Insurance Services Office, the Alliance of American Insurers, National Council on Compensation Insurance, and as a member of the Property and Casualty CEO Roundtable. Mr. Barnes received his Fellowship in the Casualty Actuarial Society in 1977. He serves as a board member of unaffiliated Comenity Capital Bank of Salt Lake City, Utah and as a voluntary director of the Self Insurance Board of The Ohio State University.

We believe Mr. Barnes’ qualifications to serve on our Board include Mr. Barnes’ expertise as an actuary and his service as President and Chief Operating Officer of one of the largest primary insurance companies in the United States, as well as his more than thirty years of experience in the insurance industry and service on a variety of industry boards and committees.

Scott D. Moore, 60, is a nominee for election as a Class II director. Mr. Moore has been a director of the Company since May 2011 and currently serves as a member of the Audit, Investment and Risk Committees of the Board. Mr. Moore was the Chief Executive Officer of PartnerRe U.S., a reinsurance company, from 1998 to 2009. Prior thereto, Mr. Moore served as the Executive Vice President and Chief Financial Officer of PartnerRe Ltd. from 1993 to 1998. Mr. Moore was employed for 13 years (three years as a Partner) with Coopers & Lybrand LLP, specializing in the insurance industry.

We believe Mr. Moore’s qualifications to serve as a director of the Company include Mr. Moore’s long experience as a senior executive responsible for operations and finance at a peer reinsurance company, as well as Mr. Moore’s deep knowledge of insurance accounting obtained while employed at Coopers & Lybrand LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. BAILY, BARHAM, BARNES AND MOORE AS CLASS II DIRECTORS.

Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.

Pursuant to Bye-Law 149 of the Bye-Laws, the board of directors of Endurance Specialty Insurance Ltd. (“Endurance Bermuda”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Bermuda Directors”). If elected, the Endurance Bermuda Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Bermuda Directors shall constitute a direction to the Company to cause it to vote its shares in

Endurance Bermuda to ensure that Endurance Bermuda’s board of directors consists of the Endurance Bermuda Directors. Proxies cannot be voted for a greater number of persons than the Endurance Bermuda Directors named. Each of the Endurance Bermuda Directors is a director or officer of the Company and receives no additional remuneration for serving on the board of directors of Endurance Bermuda. In the event that any of the below listed Endurance Bermuda Directors should become unavailable for election for any presently unforeseen reason, the Proxy Committee has the right to use its discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance Bermuda Directors:

William H. Bolinder, 69, has been a director of Endurance Bermuda since May 2012, a director of the Company since December 2001 and was the lead independent director of the Company from November 2006 to March 2011. Mr. Bolinder has served as Chairman of the Board of the Company since March 2011 and currently serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Risk Committee of the Board of Directors of the Company. In June 2006, Mr. Bolinder retired as President, Chief Executive Officer and a director of Acadia Trust N.A., a financial services company, positions he had held since 2003. He had previously been a member of the Group Management Board for Zurich Financial Services Group. He was the head of the North America business division (excluding U.S. Personal Lines) from 1994 to 2002, and the Latin America business division from 1996 to 2002, as well as the Corporate and Commercial Customer Division of Zurich Financial Services Group since 1998. In 1994, he was elected to the Group Executive Board at Zurich Financial Services Group’s home office and became responsible for managing the Zurich Financial Services Group companies in the United States and Canada as well as Corporate/Industrial Insurance, Zurich International (Group) and Risk Engineering. Mr. Bolinder joined Zurich American Insurance Company, USA in 1986 as Chief Operating Officer and became Chief Executive Officer in 1987. Mr. Bolinder has been a director of Genworth Financial, Inc. since October 2010. Mr. Bolinder was a director of Quanta Capital Holdings Ltd. from January 2007 to October 2008. Mr. Bolinder was a director of Coral Insurance Company, a Florida domiciled property casualty insurance company, from March 2008 until April 2009. On April 9, 2009, Coral was placed into receivership for purposes of rehabilitation. The Florida Department of Financial Services was appointed receiver of Coral. Mr. Bolinder has also served on the board and committees of the American Insurance Association, American Institute for Chartered Property Casualty Underwriting, Insurance Institute for Applied Ethics, Insurance Institute of America, Insurance Services Office, Inc. and the National Association of Independent Insurers.

We believe Mr. Bolinder’s qualifications to serve as a director of Endurance Bermuda include Mr. Bolinder’s more than thirty years of experience in the insurance industry, including his many senior management roles at a global insurance and financial services organization, which provide a valuable perspective to the Endurance Bermuda Board’s discussions of Endurance Bermuda’s operations and the global insurance and reinsurance industry generally, and his prior and current experience sitting on multiple boards of directors.

David Cash, 48, has been a director of Endurance Bermuda since May 2008 and a director of the Company since May 2010. He has been Chief Executive Officer of the Company since March 2010 and served as Chief Underwriting Officer of the Company from December 2005 until his appointment as Chief Executive Officer. Previously, Mr. Cash was President of Endurance Bermuda from December 2004 to December 2005 and the Company’s Chief Actuary/Chief Risk Officer from December 2001 to June 2005. Mr. Cash joined the Company from Centre Solutions Ltd. in Bermuda where he was a Vice President focused on structured finance and insurance programs since 1996. Mr. Cash was a member of the board of directors of Centre Life Finance, Centre Solutions’ senior settlement financing company. From 1993 to 1996, Mr. Cash was Vice President and Underwriter at Zurich Re Centre. Prior to Zurich Re, Mr. Cash served as a consulting actuary at Tillinghast-Towers Perrin in New York. Mr. Cash received an Msc. in mathematics from Oxford University, which he attended as a Rhodes Scholar. Mr. Cash is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries and is a native of Bermuda.

We believe Mr. Cash’s qualifications to serve as a director of the Company include Mr. Cash’s experience as an actuary and underwriter, as well as his more than ten years of service with the Company in senior leadership positions, which give him unique insights into the Company’s challenges, opportunities and operations.

John V. Del Col, 51, has been a director of Endurance Bermuda since February 2011. Mr. Del Col has been the Company’s General Counsel and Secretary since January 2003 and Executive Vice President, Acquisitions since February 2007. From October 1999 until January 2003, Mr. Del Col served as Executive Vice President, General Counsel, and Secretary of Trenwick Group Ltd. and its predecessor company, Trenwick Group Inc., a property and casualty reinsurer. Mr. Del Col was Vice President, General Counsel, and Secretary of Chartwell Re Corporation, a property and casualty reinsurer, from January 1998 until its merger with and into Trenwick Group Inc. in October 1999. From July 1994 until December 1997, Mr. Del Col was the Deputy General Counsel and Assistant Secretary at MeesPierson Holdings Inc., a Dutch merchant bank. From November 1991 until July 1994, Mr. Del Col was an associate in the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P. Prior thereto, Mr. Del Col was an associate in the law firm of Sullivan & Cromwell.

We believe Mr. Del Col’s qualifications to serve as a director of Endurance Bermuda include Mr. Del Col’s experience in the legal profession, his knowledge of legal and strategic issues specific to the insurance and reinsurance industry, as well as his long tenure with the Company as its senior legal counsel, which enables him to provide the Endurance Bermuda board of directors with well informed insights into Endurance Bermuda’s strategy and operations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE BERMUDA DIRECTORS.

Election of Slate of Director Designees to Endurance Worldwide Holdings Limited

Pursuant to Bye-Law 149 of the Bye-Laws, the board of directors of Endurance Worldwide Holdings Limited (“Endurance Worldwide”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance Worldwide Directors”). If elected, the Endurance Worldwide Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Worldwide Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance Worldwide to ensure that its board of directors consists of the Endurance Worldwide Directors. Proxies cannot be voted for a greater number of persons than the Endurance Worldwide Directors named. Each of the Endurance Worldwide Directors is a director or officer of the Company or a subsidiary of the Company and receives no additional remuneration for serving on the board of directors of Endurance Worldwide. In the event that any of the below listed Endurance Worldwide Directors should become unavailable for election for any presently unforeseen reason, the Proxy Committee has the right to use its discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance Worldwide Directors:

Alan Barlow, 55, has been a director of Endurance Worldwide since May 2008. Mr. Barlow has been Senior Vice President & Claims Director of Endurance Worldwide Insurance Limited since December 2006, having joined as Claims Manager in 2004. Mr. Barlow was also appointed as the Global Claims Operations Director in 2009 and most recently has served as the Global Head of Reinsurance Claims. Mr. Barlow has over 30 years of claims and litigation management experience, gained in both the United States and the United Kingdom. Mr. Barlow is the Endurance Worldwide Insurance Limited representative with the International Underwriters Association and is a member of the International Association of Claims Professionals. From 1993 until joining Endurance Worldwide Insurance Limited in 2004, Mr. Barlow held senior London Market positions in Sorema UK and Trenwick UK, as Director of Claims and Commercial Director. Mr. Barlow previously held a risk management and claims role at Exxon Corp. in London, where he was responsible for the management of their onshore and offshore property & liability portfolio on behalf of their captive insurer, Ancon, Bermuda.

We believe Mr. Barlow’s qualifications to serve as a director of Endurance Worldwide include Mr. Barlow’s tenure with Endurance Worldwide, as well as his extensive industry knowledge and experience, which gives him unique understanding of Endurance Worldwide’s operations.

William H. Bolinder, 69, has been a director of Endurance Worldwide since December 2002. Mr. Bolinder’s biographical information and qualifications as a director are listed above under “Proposal No. 1 – Election of Directors – Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

David Cash, 48, has been a director of Endurance Worldwide since May 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 – Election of Directors – Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

Simon Minshall, 47, has been a director of Endurance Worldwide since June 2002 and Managing Director of Endurance Worldwide Insurance Limited since March 2008. From July 2002 until becoming Managing Director, Mr. Minshall was the Chief Financial Officer of Endurance Worldwide Insurance Limited. From January 2002 until becoming Chief Financial Officer of Endurance Worldwide Insurance Limited in July 2002, Mr. Minshall was a consultant to Endurance Worldwide Insurance Limited. Prior to working with Endurance, Mr. Minshall was CEO of Vavo.com, a European online insurance venture backed by GE Capital and Prudential from 2000 to 2001. From 1997 to 2000, he held a number of senior finance roles within the head office of Royal & Sun Alliance plc. These included Manager, Group Financial Control, and Finance Director of the E-Commerce division. In addition, he has held a number of company directorships. Mr. Minshall is a Chartered Accountant and qualified with Deloitte & Touche in London and holds an Honours Degree in Law (LLB) from University College Wales.

We believe Mr. Minshall’s qualifications to serve as a director of Endurance Worldwide include Mr. Minshall’s tenure with Endurance Worldwide, as well as his extensive industry knowledge and experience.

Brendan R. O’Neill, 64, has been a director of Endurance Worldwide since May 2006, a director of the Company since February 2005 and currently serves as Chairman of the Compensation Committee and as a member of the Audit and Risk Committees of the Board of Directors of the Company. Mr. O’Neill was Chief Executive Officer of ICI PLC, a specialty chemicals company, from 1998 to 2003. Prior to joining ICI PLC, Mr. O’Neill was managing director of Guinness Brewing Worldwide from 1993 to 1998, where he is credited with rebuilding the Guinness business and reestablishing its brand image on a global basis. A Fellow of the Chartered Institute of Management Accountants, Mr. O’Neill held numerous finance roles early in his career at Ford Motor Company, BICC Ltd. and Midland Bank PLC (HSBC). Mr. O’Neill currently serves on the boards of directors of Tyco International Ltd., Informa Group PLC, and Towers Watson Inc. and previously served on the board of directors of Rank Group plc from January 2005 through December 2007 and on the Board of Aegis Group plc from August 2005 through September 2009.

We believe Mr. O’Neill’s qualifications to serve as a director of Endurance Worldwide include Mr. O’Neill’s years of operating experience leading global companies, his service on the board of directors of other global publicly traded companies, as well as his management and finance expertise, which provides the Endurance Worldwide Board with a global enterprise perspective, including an understanding and appreciation for financial and accounting issues.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE WORLDWIDE DIRECTORS.

Election of Slate of Director Designees to Endurance Worldwide Insurance Limited

Pursuant to Bye-Law 149 of the Bye-Laws, the board of directors of Endurance Worldwide Insurance Limited (“Endurance U.K.”) must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company’s shareholders (the “Endurance U.K. Directors”). If elected, the Endurance U.K. Directors will hold office until their successors are duly elected and qualified or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance U.K. Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance U.K. to ensure that its board of directors consists of the Endurance U.K. Directors. Proxies cannot be voted for a greater number of persons than the Endurance U.K. Directors named. Each of the Endurance U.K. Directors is a director or officer of the Company or a subsidiary of the Company and receives no additional remuneration for serving on the board of directors of Endurance U.K. In the event that any of the below listed Endurance U.K. Directors should become unavailable for election for any presently unforeseen reason, the Proxy Committee has the right to use its discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance U.K. Directors:

Alan Barlow, 55, has been a director of Endurance U.K. since May 2008. Mr. Barlow’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

William H. Bolinder, 69, has been a director of Endurance U.K. since December 2002. Mr. Bolinder’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

David Cash, 48, has been a director of Endurance U.K. since May 2010. Mr. Cash has been the Chief Executive Officer of Endurance since March 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

Simon Minshall, 47, has been a director of Endurance U.K. since June 2002. Mr. Minshall’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

Brendan R. O’Neill, 64, has been a director of Endurance U.K. since May 2006. Mr. O’Neill’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SLATE OF ENDURANCE U.K. DIRECTORS.

Voting for Directors

Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the above listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The election of the Company’s directors, the slate of Endurance Bermuda Directors, the slate of Endurance Worldwide Directors and the slate of Endurance U.K. Directors each requires the affirmative vote of a plurality of the votes cast at the Annual General Meeting. A plurality of votes cast means that the director receiving the highest number of votes “for” is deemed approved irrespective of how small the number of “for” votes is in comparison to the total number of shares voted. The election of the directors of Endurance Specialty Holdings Ltd. is also subject to the Company’s corporate governance guidelines majority vote standard as described below.

The Company’s corporate governance guidelines contain provisions requiring a majority vote standard apply to the election of the directors of Endurance Specialty Holdings Ltd. This means that if a director in an uncontested election receives a greater number of votes cast “withheld” for his or her election than votes “for”

such election, the director is required to submit a letter of resignation to the Board of Directors. The independent members of the Board of Directors have 90 days after the election to determine whether to accept the tendered resignation, taking into account the relevant facts and circumstances and giving due consideration to the best interests of the Company and its shareholders. The Board of Directors will then promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation.

The majority vote standard is not applicable to the election of director designees to the Company’s subsidiary boards or to contested director elections.

Proposal No. 2 — Appointment of Independent Registered Public Accounting Firm

Upon the recommendation of the Audit Committee, the Board of Directors has recommended the appointment of the firm of Ernst & Young Ltd. as the Company’s independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2013 and recommends that shareholders authorize the Board of Directors, acting through its Audit Committee, to set the fees for the independent registered public accounting firm. Ernst & Young Ltd. has audited the Company’s financial statements since the Company’s inception in December of 2001. Representatives of Ernst & Young Ltd. are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm and the authorization of the Board of Directors, acting through its Audit Committee, to set the fees for the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 3 —Advisory Vote to Approve Named Executive Officer Compensation

Pursuant to regulations promulgated under the Exchange Act, this proposal gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the compensation as set forth in this proxy statement. As described in detail later in this proxy statement under the heading “Compensation Discussion and Analysis,” our compensation policies are designed to attract, motivate, and retain our named executive officers, who are critical to lead and grow our businesses. Under these policies, our named executive officers are rewarded for the achievement of specific annual and long-term corporate financial and strategic goals, which are selected with the overall goal of maximizing shareholder value over the long term in a manner consistent with the Company’s risk parameters.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT.

The shareholder advisory vote to approve the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast at the Annual General Meeting. However, the say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and we will consider our shareholders’ vote. The Compensation Committee will evaluate whether any actions are necessary in light of the shareholder vote.

Proposal No. 4 — Adoption of Amendments to Our Amended and Restated Bye-Laws

At its meeting on February 27, 2013, the Board of Directors considered amendments to our Bye-Laws to provide for the elimination of the classified Board of Directors and the inclusion of a majority voting standard for the election of directors. Under Section 13 of the Companies Act 1981 of Bermuda and Section 148(1) of our current Bye-Laws, our shareholders must approve any amendments to our Bye-Laws by the vote of a majority of the votes cast at the Annual General Meeting. Following its review, the Board of Directors unanimously approved the proposed amendments to the Amended and Restated Bye-Laws and recommends their approval and adoption by the shareholders of the Company.

Classified Board. The Company has had a classified Board of Directors since its initial public offering in 2003. As a Company with a limited operating history, the Board and the Company’s shareholders determined at that time that a classified Board was in the best interests of the Company and its shareholders because a classified Board fosters continuity and stability and promotes a long-term focus. In determining to eliminate the classified Board, the Board considered growing investor sentiment in favor of annual elections and recognized that an annual election of directors fosters Board accountability, enables shareholders to express a view on each director’s performance by means of an annual vote and supports the Company’s ongoing efforts to adopt best practices in corporate governance.

The proposed amendments to our Bye-Laws eliminate references to the classified Board of Directors and provide that each director shall (unless his office is vacated in accordance with the Bye-laws) serve for a one year term rather than a three year term. If the proposed amendments to our Bye-laws are adopted, the declassification of the Board of Directors will be implemented on a rolling basis in accordance with the following schedule:

•	Class I and III Directors: term expires at the 2014 Annual General Meeting and annually thereafter; and

•	Class II Directors: term expires at the 2015 Annual General Meeting and annually thereafter.

Majority Voting. The Company originally had a plurality vote standard for the election of directors. In 2007, the Company amended its Corporate Governance Guidelines to provide that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” for his or her election than votes “for” such election is obligated to tender his or her resignation to the Board. The Board has the ability to accept or reject the resignation, taking into account the relevant facts and circumstances. In determining to incorporate the majority vote standard into its Bye-Laws and eliminate the Board’s discretion to accept or reject a director’s resignation, the Board considered growing investor sentiment in favor of a majority vote standard in the uncontested election of directors and recognized that the majority vote standard heightens individual director accountability to the Company’s shareholders and supports the Company’s ongoing efforts to adopt best practices in corporate governance.

The proposed amendments to our Bye-Laws provide that at any Annual General Meeting (or Special General Meeting called to elect directors), each director shall be elected by a simple majority of the votes cast. Votes may continue to be cast in favor of all director nominees, withheld for all director nominees or withheld from specifically identified nominees. Votes that are withheld will have the effect of a negative vote. Broker non-votes will not have an effect on director elections because the broker non-votes are not considered in determining the number of votes necessary for approval.

The proposed amendments provide an exception to the majority vote standard in the event of a contested director election, in which the number of director nominees exceeds the number of directors to be elected. In the event of a contested director election, each director shall be elected by a plurality of the votes cast. If Directors are to be elected in a contested director election by a plurality of the votes cast, shareholders shall not be permitted to vote against a nominee.

Non-U.S. Subsidiary Boards. Under our current Bye-Laws, directors of our non-U.S. subsidiaries must be designated by Endurance’s shareholders. In addition, the majority of the directors of our non-U.S. subsidiary boards must consist of directors who are also serving on the Endurance Board of Directors. The primary purpose of these Bye-Law provisions is to mitigate the risk of a direct or indirect U.S. shareholder of the Company having current income inclusions pursuant to the controlled foreign corporation rules under the U.S. Internal Revenue Code.

The proposed amendments to Section 149 of our Bye-Laws provide that the requirements that directors of our non-U.S. subsidiaries must be designated by Endurance’s shareholders and the majority of the directors of our non-U.S. subsidiary boards must consist of directors who are also serving on the Endurance Board of Directors only apply in the event that a person owns or controls Endurance shares which confer votes in excess of 9.5% of the votes conferred by all of the issued and outstanding Endurance shares.

In determining to recommend the proposed amendments to our Bye-Laws regarding its non-U.S. subsidiaries, the Board considered the proposed amendments to be more appropriate in circumstances such as ours where we now have a broad and unconcentrated shareholder base, while continuing to provide protection to our large shareholders. Additionally, the Board took into account that the proposed amendments to Endurance’s Bye-Laws will facilitate a more orderly Annual General Meeting process, as we will ordinarily not be required to include the designation of the numerous subsidiary directors in the election of directors. For example, if the proposed amendments to our Bye-Laws were in effect for the current Annual General Meeting, shareholders of the Company would be voting for the election of the four directors of Endurance currently up for re-election and not for the designation of the 13 additional non-U.S. subsidiary directors.

The full text of the proposed amendments to our Amended and Restated Bye-Laws, marked to show the changes from our current Bye-Laws, is attached to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘‘FOR’’ THE ADOPTION OF THE AMENDMENTS TO OUR AMENDED AND RESTATED BYE-LAWS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The adoption of the Company’s proposed amendments to our Amended and Restated Bye-Laws requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

BOARD OF DIRECTORS

Information Concerning Continuing Directors

Class II: Term Expires at the 2015 Annual General Meeting

Steven W. Carlsen, 56, has been a director of the Company since February 2006 and currently serves as a member of the Investment, Risk and Underwriting Committees of the Board. Mr. Carlsen is President of Shadowbrook Advising Inc. (“Shadowbrook”), a consulting firm providing advisory and analytical services to insurance and reinsurance companies as well as to private equity and hedge fund groups investing in these areas. Prior to retiring from Endurance and reactivating his consulting practice in 2006, Mr. Carlsen was a founding member of Endurance, helping to raise the initial capital in 2001. He served at various times as the Company’s Chief Operating Officer, Chief Underwriting Officer and as President of its U.S. reinsurance subsidiary. Beginning in May 2012, the Company engaged Shadowbrook and Mr. Carlsen to provide Endurance with underwriting and operating consulting services on a limited basis. Mr. Carlsen began his career as a property facultative underwriter in 1979 and later as a treaty account executive for Swiss Reinsurance Company. He joined NAC Re in 1986, ultimately heading their Property and Miscellaneous Treaty Department (which included aviation, marine, surety and finite business). He managed NAC Re’s retrocessions and was involved in the formation of their U.K. company. In 1994, Mr. Carlsen left NAC Re to join CAT Limited as their Chief Underwriter-North America and in 1997 was co-founder of CAT Limited’s finite insurer, Enterprise Re. From 1999 until he joined the Company in 2001, Mr. Carlsen worked as a consultant, principally with three Morgan Stanley Private Equity insurance ventures and the Plymouth Rock Group. Mr. Carlsen is currently enrolled as a full-time student at Fordham University’s Graduate School of Arts and Sciences, where he is pursuing a Ph.D. in Economics.

We believe Mr. Carlsen’s qualifications to serve as a director of the Company include Mr. Carlsen’s extensive industry knowledge and experience, as well as his previous service as a founder of the Company and as the Company’s Chief Operating Officer, Chief Underwriting Officer and as President of the Company’s U.S. reinsurance subsidiary, which are valuable to the Board’s understanding of the Company’s operations.

David Cash, 48, has been a director of the Company since May 2010. Mr. Cash has been the Chief Executive Officer of Endurance since March 2010. Mr. Cash’s biographical information and qualifications as a director are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

William J. Raver, 65, has been a director since May 2006 and currently serves as Chairman of the Investment Committee and as a member of the Audit and Risk Committees of the Board. From July 2006 through March 2008, Mr. Raver served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust (“NRRIT”) where he led a twenty person staff, overseeing investment activity of the trust fund established by Federal legislation in 2001 to manage certain defined benefit retirement assets of the U.S. railway industry, then totaling $30 billion. From 1997 until he joined NRRIT in 2006, Mr. Raver was with Verizon Investment Management Corporation, most recently as Chief Operating Officer. In this role, he shared investment responsibility for $65 billion of Verizon retirement and savings plan assets and was the officer in charge of trust fund financial reporting and fiduciary functions. From 1994 to 1997, Mr. Raver was Senior Vice President, Chief Administrative Officer, and Director of Research at Evaluation Associates, an investment consulting firm. His earlier career includes senior level positions in corporate treasury with Young & Rubicam, Cadbury Schweppes, Stauffer Chemical and Avon Products. Mr. Raver currently serves on a number of investment advisory boards.

We believe Mr. Raver’s qualifications to serve as a director of Endurance include Mr. Raver’s extensive experience as an investment manager, which provides the Board and management valuable insight and guidance on managing the Company’s own investment portfolio and helps balance the industry experience of many of the other members of the Company’s Board.

Class III: Term Expires at the 2014 Annual General Meeting

William H. Bolinder, 69, has been a director of the Company since December 2001. Mr. Bolinder’s biographical information and qualifications are listed above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

Susan S. Fleming, PhD., 42, has been a director of the Company since May 2011 and currently serves as a member of the Compensation, Risk and Underwriting Committees of the Board. Dr. Fleming worked at Capital Z Financial Services, a private equity firm, as a Principal from 1998 to 2001 and as Partner from 2001 to 2003. She was Vice President at Insurance Partners Advisors, LP, a private equity firm, from 1994 to 2003 and held various positions at Morgan Stanley and Company from 1992 to 1994. Dr. Fleming is currently a consultant and Senior Lecturer in management, finance and entrepreneurship at Cornell University. Dr. Fleming has been a director of Virtus Investment Partners, Inc., a publicly traded asset management company since January 2009. She also served as a director of Universal American Financial Corp., a family of specialty healthcare companies, from July 1999 to December 2003, PXRE Group, Ltd., a property reinsurer, from April 2002 to April 2005, Ceres Group, Inc., an insurance and annuity products provider, from February 2000 to August 2006 and Quanta Capital Holdings, Ltd., a specialty insurance and reinsurance holding company, from July 2006 to October 2008.

We believe Dr. Fleming’s qualifications to serve as a director of the Company include Dr. Fleming’s experience as a private equity investor and investment banker focusing on the insurance industry, her knowledge of investing and capital market transactions and her prior and current experience sitting on multiple boards of directors, including the boards of directors of five publicly traded corporations.

Brendan R. O’Neill, 64, has been a director of the Company since February 2005. Mr. O’Neill’s biographical information and qualifications are listed below under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Worldwide Holdings Limited.”

Robert A. Spass, 57, has been a director since July 2002 and currently serves as a member of the Compensation, Investment and Risk Committees of the Board. Mr. Spass is a Partner of Capital Z Partners, an investment firm he joined as a founding partner in 1998. Prior to 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners Advisors, L.P. Mr. Spass was also President and CEO of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P. Prior to joining International Insurance Investors, Mr. Spass was a Director of Investment Banking at Salomon Brothers with responsibility for corporate finance relationships with the insurance industry. He currently serves on the board of directors of Universal American Corp., Lancashire Holdings Limited and MountainView Capital Holdings, LLC.

We believe Mr. Spass’ qualifications to serve as a director of the Company include Mr. Spass’ background as an experienced insurance industry investor and his extensive knowledge of the capital markets, particularly as they relate to the insurance and reinsurance industry.

Board Responsibilities and Leadership Structure

The Board oversees management’s performance on behalf of the Company’s shareholders. The Board’s primary responsibilities are (1) to select, oversee and determine compensation for the Chief Executive Officer who, with senior management, runs the Company on a day-to-day basis, (2) to monitor management’s performance to assess whether the Company is creating value for the Company’s shareholders in an effective, efficient and ethical manner and (3) to periodically review the Company’s long-range plan, business initiatives, capital management and budget matters.

The Board appoints the Chairman of the Board, who may be a former officer of the Company if the Board determines that it is in the best interests of the Company and its shareholders. The roles of Chairman of the Board and Chief Executive Officer may be held by the same person or may be held by different people. However, if the Chairman is also the Chief Executive Officer, then the Board has determined that it will appoint a lead independent director (the “Lead Director”).

Mr. Bolinder is currently the Chairman of the Board and has served in that role since March of 2011. Mr. Cash is currently the Chief Executive Officer and has served in that role since February of 2010. The Board believes that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate, as it allows our Chief Executive Officer to focus primarily on management and business strategy responsibilities, while allowing our Chairman to focus on leadership of the Board, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer. The Chairman of the Board presides over all Board meetings and works with the Chief Executive Officer to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development. He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board.

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as necessary. The independent directors also meet in executive session without management present. With respect to executive sessions of the independent directors, the independent directors may from time to time designate an independent director to serve as presiding director to chair these sessions. In addition, the presiding director may advise the Chairman of the Board with respect to agendas and information to be provided to the Board and may perform such other duties as the Board may from time to time delegate to assist it in fulfilling its responsibilities. The Board has delegated certain responsibilities and authority to the committees described below. Committees report regularly on their activities and actions to the full Board.

Role of the Board of Directors in Risk Management

Risk Committee Oversight

The Board has administered its risk oversight of the Company through quarterly meetings of the Risk Committee, which meets with members of senior management, including representatives from the actuarial, claims, finance, internal audit, investment, legal and underwriting functions within the organization. The Risk Committee reviewed with senior management the Company’s enterprise risk management framework, with the purpose of:

•	identifying and managing the risks that threaten the Company and its solvency;

•	optimizing the Company’s risk based capital position;

•	monitoring the Company’s risk adjusted returns on capital; and

•	reviewing with management the Company’s underwriting, investment and operational volatility.

The Risk Committee reviews with management the methods utilized by the Company to identify and quantify risks associated with the Company’s business and operations and the Company’s established risk tolerances. In particular, the Risk Committee monitors the Company’s capital position relative to internal standards and the requirements of the Company’s regulators and rating agencies, as well as and the Company’s liquidity relative to internal standards, established based upon a series of stress cash outflow scenarios.

Compensation Policies and Practices

When reviewing and approving the Company’s compensation programs, the Compensation Committee considers the relationship between such compensation programs and the Company’s risk management practices and risk taking incentives. We have designed our compensation plans, including our incentive compensation programs, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in the compensation programs available for our employees, including our executive officers:

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Tangible Performance Metrics Based upon Company Performance – The Company’s compensation plans utilize metrics based upon the Company’s operating return on equity and change in book value plus dividends. The discretionary individual component of each employee’s annual and long-term incentive compensation varies depending on the seniority of the employee, and is currently 25% of senior executives’ incentive compensation. The Chief Executive Officer’s annual and long-term compensation is currently determined solely on the Company’s operating return on equity and change in book value plus dividends.

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Incentive Compensation Determined on a Company-Wide Basis – The Company’s annual and long-term incentive compensation are currently determined based on the Company’s overall performance and not upon the performance of any business unit, subsidiary, division or other subset of the Company.

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A Balanced Mix of Compensation Components – The Company’s compensation program is designed to provide a balanced mix of salary, annual incentive compensation and long-term incentive compensation for our executive officers. Over the past three years, the named executive officers of the Company received an average of 33%of their total compensation in base salary, 19% of their total compensation in annual incentive compensation and 48% of their total compensation in long-term incentive compensation (excluding the value of employee benefits). The Company’s long-term incentive awards vest over four years. The Compensation Committee believes the mix of types of compensation delivered by the Company is not overly weighted toward a single form of compensation.

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Upper Limits on Incentive Awards and Performance Metric – Each executive’s annual and long-term incentive awards are limited to a specific percentage of that executive’s base salary. The Chief Executive Officer’s current maximum annual incentive award is 250% of his base salary and current maximum long-term incentive award is 375% of his base salary. The maximum annual and long-term incentive awards for the Company’s other executive officers are also percentages of their respective base salaries, determined based upon the position held by the executive officers within the Company. In addition, in order to limit the incentive for excessive risk taking, the Compensation Committee establishes on an annual basis maximum absolute and relative performance thresholds, beyond which the Company is not obligated to deliver additional annual or long-term compensation to the Company’s executives.

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Alignment of Shareholder and Management Interests – The majority of the Company’s long-term incentive awards to its executives are delivered in the form of restricted shares, which vest over a four year period. In addition, the Company has adopted share ownership guidelines, which require the Chief Executive Officer to hold Company shares having a value of at least five times the Chief Executive Officer’s base salary and which require other senior executive officers to hold Company shares having a value of at least two times such officers’ base salaries.

The Compensation Committee engaged F. W. Cook & Co., Inc. (“F.W. Cook”), its independent compensation consultant, to collaborate with the Company’s management to conduct an assessment of potential risks that may arise from our compensation programs. Based on this assessment, the Compensation Committee concluded that our compensation policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company.

The results of the assessment conducted by and on behalf of the Compensation Committee of the Company’s compensation practices did note that the Company currently does not have a broad policy for the recoupment of incentive compensation when such incentive compensation has been awarded to an executive and the Company’s financial statements are subsequently materially restated based upon circumstances such as fraud, intentional misconduct or gross negligence of that executive. It is the Compensation Committee’s intention, upon the establishment of the necessary rules to support a recoupment policy under the Dodd-Frank Act, to develop and implement a policy providing for recovery of incentive compensation in excess of what would have been awarded to an executive under the restated financial statements.

Committees of the Board of Directors

The Board of Directors presently has the following standing committees: Audit, Compensation, Investment, Nominating and Corporate Governance, Risk and Underwriting. Except for the Risk Committee on which

Mr. Cash serves, each of the standing committees of the Board of Directors is comprised entirely of independent directors, as determined by the Board of Directors in accordance with New York Stock Exchange corporate governance standards (the “NYSE Corporate Governance Standards”). Each of the standing committees operates under a written charter adopted by the Board of Directors which is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary.

Below is a table setting forth the composition of each of the standing committees of the Board of Directors as well as a description of the composition, activities and meeting information of each committee:

= Chairperson				= Member

	Audit Committee	Compensation Committee	Investment Committee	Nominating and Corporate Governance Committee	Risk Committee	Underwriting Committee

William H. Bolinder

John T. Baily

Norman Barham

Galen R. Barnes

Steven W. Carlsen

David Cash

Susan S. Fleming

Scott D. Moore

Brendan R. O’Neill

William J. Raver

Robert A. Spass

Audit Committee. The Audit Committee currently is comprised of Messrs. Baily, Moore, O’Neill and Raver and is chaired by Mr. Baily. The Board of Directors has determined that all members of the Audit Committee are financially literate and that Mr. Baily is an “audit committee financial expert” as defined under the rules of the U.S. Securities and Exchange Commission (the “SEC”). Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Baily’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Baily any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.

The Audit Committee (i) reviews internal and external audit plans and findings, (ii) reviews accounting policies and controls, (iii) recommends the annual appointment of auditors, (iv) reviews risk management processes and (v) pre-approves the Company’s independent auditors’ audit and non-audit services. The Audit Committee held four meetings during 2012.

Compensation Committee. The Compensation Committee currently is comprised of Messrs. Barham, O’Neill and Spass and Dr. Fleming and is chaired by Mr. O’Neill. The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual incentive compensation and long-term incentive plans. The Compensation Committee held four meetings during 2012.

Investment Committee. The Investment Committee currently is comprised of Messrs. Baily, Carlsen, Moore, Raver and Spass and is chaired by Mr. Raver. The Investment Committee establishes investment guidelines and supervises the Company’s investment activity. The Investment Committee regularly monitors the Company’s overall investment results, reviews compliance with the Company’s investment objectives and guidelines, and ultimately reports the overall investment results to the Board of Directors. The Investment Committee held four meetings during 2012.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently is comprised of Messrs. Barham, Barnes and Bolinder and is chaired by Mr. Bolinder. The Nominating and Corporate Governance Committee nominates candidates for positions on the Board of Directors and establishes and maintains the Company’s corporate governance policies. The Nominating and Corporate Governance Committee held four meetings during 2012.

Risk Committee. The Risk Committee is currently comprised of all the members of the Board of Directors, and is co-chaired by Messrs. Baily and Barnes. The Risk Committee reviews and evaluates the Company’s risk management processes and procedures, as well as discusses, monitors and oversees the guidelines and policies that govern the process by which the Company assesses and manages exposure to risk. The Risk Committee held four meetings during 2012. For additional discussion regarding the Board’s role in the Company’s risk management process, please see “Role of the Board of Directors in Risk Management” above.

Underwriting Committee. The Underwriting Committee currently is comprised of Messrs. Barham, Barnes and Carlsen and Dr. Fleming and is chaired by Mr. Barnes. The Underwriting Committee oversees the Company’s underwriting policies, procedures and guidelines. The Underwriting Committee held four meetings during 2012.

Director Nominee Process

In connection with each Annual General Meeting, and at such other times as it may become necessary to fill one or more seats on the Board of Directors, the Nominating and Corporate Governance Committee will consider in a timely fashion potential candidates for director that have been recommended by the Company’s directors, the Chief Executive Officer, other members of senior management and shareholders. The qualifications for potential candidates are described below and detailed in the Company’s Director Qualification and Nomination Policy. The procedures for submitting shareholder nominations of individuals for election at the 2014 Annual General Meeting are explained below. The Nominating and Corporate Governance Committee may also determine to engage a third-party search firm as and when it deems appropriate to identify potential director candidates for its consideration. The Nominating and Corporate Governance Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. During this process, the Nominating and Corporate Governance Committee also reports to and receives feedback from other members of the Board of Directors and meets with and considers feedback from the Chief Executive Officer and other members of senior management. Interviews of potential candidates for nomination are conducted by members of the Nominating and Corporate Governance Committee, other outside directors, the Chief Executive Officer and other members of senior management. The final candidate(s) are nominated by the Board of Directors for election by the shareholders or named by the Board of Directors to fill a vacancy.

Shareholders of the Company wishing to nominate one or more individuals for election as directors must provide written notice to the Company at its registered office: Endurance Specialty Holdings Ltd., Attention: John V. Del Col, Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda. Such notice of nomination for the 2014 Annual General Meeting of Shareholders must be received by the Company not later than November 27, 2013 and not earlier than October 28, 2013. As required under the Company’s Bye-Laws, submissions must include:

(i)	the name and address, as it appears in the register of shareholders, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	the name and address of each individual to be nominated;

(v)	any information relevant to a determination of whether the recommended candidate meets the criteria for Board of Directors membership described below;

(vi)	any information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under New York Stock Exchange Rule 303A.02(b), or, alternatively, a statement that the recommended candidate would not be so barred;

(vii)	all other information relating to the recommended candidate that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act including, without limitation, information regarding (1) the recommended candidate’s business experience, (2) the class and number of shares of capital stock of the Company, if any, that are beneficially owned by the recommended candidate and (3) material relationships or transactions, if any, between the recommended candidate and the Company’s management;

(viii)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(ix)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(x)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(xi)	if the recommending shareholder(s) has beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the SEC’s rules;

(xii)	the signed consent of any such nominee to serve as a director, if so elected; and

(xiii)	the certification of any such nominee as to the accuracy and completeness of the information provided in such submission.

Director Qualifications

The Board has adopted a Director Qualification and Nomination Policy (the “Director Nomination Policy”) to assist the Board and its Nominating and Corporate Governance Committee in the exercise of its responsibilities in connection with the nomination of candidates to serve as members of the Board. The personal characteristics, attributes, bases for evaluation, process for renomination of current directors and Endurance’s definition of “independence” for purposes of determining the independence of members of the Board are set forth in the Director Nomination Policy and are discussed below. The Director Nomination Policy is intended as a component of the framework within which the Board, assisted by the Nominating and Corporate Governance Committee, nominates candidates to serve as members of the Board.

Under the Director Nomination Policy, candidates for the Board of Directors should possess personal characteristics consistent with those who:

•	have demonstrated high ethical standards and integrity in their personal and professional dealings;

•	possess high intelligence and wisdom;

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are financially literate (i.e., who know how to read a balance sheet, an income statement, and a cash flow statement, and understand the use of financial ratios and other indices for evaluating company performance);

•	ask for and use information to make informed judgments and assessments;

•	approach others assertively, responsibly, and supportively, and who are willing to raise tough questions in a manner that encourages open discussion; and/or

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have a history of achievements that reflect high standards for themselves and others, while retaining the flexibility to select those candidates whom it believes will best contribute to the overall performance of the Board of Directors.

In addition, under the Director Nomination Policy, candidates for the Board of Directors should have one or more of the following attributes:

•	a record of making good business decisions;

•	an understanding of management “best practices”;

•	relevant industry-specific or other specialized knowledge;

•	a history of motivating high-performing talent; and

•	the skills and experience to provide strategic and management oversight, and to help maximize the long-term value of the Company for its shareholders.

Under the Director Nomination Policy, the evaluation of any potential candidate considers the following factors:

•	independence and potential conflict issues;

•	whether any candidate has special interests that would impair his or her ability to effectively represent the interests of all shareholders;

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the candidates’ current occupations and the number of other boards of directors on which they serve in determining whether they would have the ability to devote sufficient time to carry out their duties as directors; and

•	the candidates’ contribution to a heterogeneous Board of Directors whose attributes are diverse in viewpoint, professional experience, education, skill and other individual qualities.

The composition of the current Board includes directors with diverse backgrounds, including seasoned insurance and reinsurance industry executives, investment management veterans, investment professionals, financial experts and those with significant experience operating global enterprises at the executive level.

In the case of current directors being considered for renomination, the director’s history of attendance at Board of Directors and committee meetings, the director’s tenure as a member of the Board of Directors and the director’s preparation for and participation in such meetings are also taken into consideration under the Director Nomination Policy.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and ensure that the interests of the Board and management align with the interests of the Company’s shareholders. The Company’s Corporate Governance Guidelines outline the responsibilities, operations, qualifications and composition of the Board of Directors and embody many of our practices, policies and procedures, which are the foundation of our commitment to the highest standards of corporate governance. The Corporate Governance Guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and revised as necessary to continue to reflect improvements in our corporate governance standards.

The Board has adopted a Code of Business Conduct and Ethics that outlines the principles, policies, rules, regulations and laws that govern the activities of the Company and its employees, directors, and consultants and establishes guidelines for professional conduct in the workplace. Every employee and director is required to read and annually attest to compliance with the Code of Business Conduct and Ethics and other applicable Company policies. Any required amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics for our directors and executive officers may be made only by our Board or the Nominating and Corporate Governance Committee and will be promptly disclosed to shareholders in accordance with the listing standards of the New York Stock Exchange and the rules and regulations of the SEC.

Copies of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.endurance.bm. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, the Chairman of the Audit Committee, the Chairman of the Nominating and Corporate Governance Committee and the Company’s General Counsel are charged with resolving any conflict of interest involving any member of the Board or employee of the Company.

Review and Approval of Transactions with Related Persons

The Board has adopted a written policy and procedure for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or shareholders owning five percent or greater of the Company’s outstanding shares). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Company’s proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Policy

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Related person transactions must be approved by the Board or by a Committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or Committee will consider all relevant factors, including as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

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The Board or relevant committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

Procedures

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Management or the affected director or executive officer will bring the matter to the attention of the Chairman of the Board, the Lead Director (if any), the Chairperson of the Nominating and Corporate Governance Committee or the Secretary.

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The Chairman of the Board and the Lead Director (if any) shall jointly determine (or if either is involved in the transaction, the other shall determine in consultation with the Chairperson of the Nominating and Corporate Governance Committee) whether the matter should be considered by the Board or by one of its existing Committees consisting only of independent directors.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

•	The Board or relevant committee will review the transactions annually to determine whether it continues to be in the Company’s best interests.

Communication with Directors

Shareholders and other interested parties may contact any Endurance director, including non-management directors, by writing to them at Endurance Specialty Holdings Ltd., Attention: John V. Del Col, Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda. You may report complaints about Endurance’s accounting, internal accounting controls or auditing matters or communicate any other comments, questions or concerns. Complaints relating to Endurance’s accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee and may also be reported by accessing MySafeWorkplace, a third party, anonymous and confidential incident reporting system at www.mysafeworkplace.com. All comments, complaints and concerns will be received and processed by the Chairman of the Audit Committee and Endurance’s Secretary. The process for collecting and organizing security holder communications, as well as similar or related activities, has been approved by a majority of the Company’s independent directors.

Attendance at Meetings by Directors

The Board of Directors conducts its business through its meetings and meetings of its committees. Each director is expected to attend each of the Company’s regularly scheduled meetings of the Board of Directors and its constituent committees on which that director serves and the Company’s Annual General Meeting of Shareholders. Four meetings of the Board of Directors were held in 2012. All of the Company’s directors during 2012 attended 75% or more of the meetings of the Board of Directors and the meetings of the committees on which they served. All of the Company’s continuing directors attended the Company’s 2012 Annual General Meeting of Shareholders.

Director Independence

Under the NYSE Corporate Governance Standards, a majority of the Board of Directors (and each member of the Audit, Compensation and Nominating and Corporate Governance Committees) must be independent. The Board of Directors may determine a director to be independent if the director has no disqualifying relationship as defined in the NYSE Corporate Governance Standards and if the Board of Directors has affirmatively determined that the director has no material relationship with the Company, either directly or as a shareholder, officer or employee of an organization that has a relationship with the Company that meets the standards as set forth by the NYSE and the Company. Independence determinations will be made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors between annual meetings, at such time.

Categorical Standards. To assist it in making its independence determinations, the Board of Directors has adopted as part of the Director Nomination Policy categorical independence standards parallel to those set forth in the NYSE Corporate Governance Standards. The categorical independence standards in the Director Nomination Policy state that:

1.	A director who is an employee, or whose immediate family member is an executive officer, of the Company or its affiliates is not independent until three years after the end of such employment relationship.

2.	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

3.	A director who (i) is a current partner or employee of a firm that is the company’s internal or external auditor; or (ii) has an immediate family member who is a current partner of such a firm; or (iii) has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (iv) is or has an immediate family member who was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time is not independent until three years after the end of the affiliation or the employment or auditing relationship.

4.	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not independent until three years after the end of such service or the employment relationship.

5.	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

In addition to the categorical standards listed above, the Board of Directors considers all relevant facts and circumstances when makings its determinations of independence.

Independence Determination. The Board of Directors has determined, in accordance with the Director Nomination Policy and the NYSE Corporate Governance Standards, that all of the members of the Board of Directors, other than David Cash, are independent and have no material relationships with the Company.

Compensation of Directors

During 2012, the Company provided its non-employee directors with the following cash compensation:

•	a base annual retainer fee of $90,000 per annum;

•	an additional retainer fee of $10,000 per annum for the Chairpersons of committees (other than the Chairperson of the Audit Committee);

•	an additional retainer fee of $20,000 per annum for the Chairperson of the Audit Committee;

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a supplementary fee of $160,000 per annum for the Chairman of the Board, one half of which is payable in cash on a quarterly basis ($20,000 per quarter) and one half of which is payable in the form of a supplementary restricted share grant on the date of the Annual General Meeting of Shareholders; and

•	reimbursement for usual and customary travel expenses.

On March 11, 2011, Mr. Bolinder entered into a service agreement (the “Service Agreement”) with the Company for his service as non-executive Chairman of the Board of Directors for a three year period beginning on March 3, 2011 and ending on the date of the 2014 Annual General Meeting. The Service Agreement specifies that Mr. Bolinder receives an annual director retainer fee of $160,000 in addition to the customary base director retainer fee and equity incentive grant. One half of the additional director retainer fee is delivered in the form of cash and one half of the additional director retainer fee is delivered in the form of restricted shares on the date of each Annual General Meeting. If restricted shares are unavailable during the term of the Service Agreement, Mr. Bolinder receives his entire director retainer fee in the form of cash. The restricted shares granted to Mr. Bolinder under the Service Agreement vest upon the one year anniversary of the date of grant, subject to Mr. Bolinder continuing to serve as a member of the Board. Mr. Bolinder is not entitled to any other compensation or benefits, except as generally available to non-employee directors of the Company or as specifically set forth in the Service Agreement. The Service Agreement terminates concurrent with the termination of Mr. Bolinder’s service as Chairman of the Board of Directors, whether as a result of Mr. Bolinder’s death, resignation or removal.

In addition to cash compensation, the Company may deliver to its non-employee directors equity incentive compensation. In 2012, each non-employee director was granted 2,098 restricted shares, which were issued under the Company’s 2007 Equity Incentive Plan on the date of the Company’s Annual General Meeting. In addition, pursuant to the terms of the Service Agreement (as described below) between the Company and the Chairman of the Board, the Board of Directors approved a supplemental annual equity incentive grant to Mr. Bolinder of 1,975 restricted shares under the Company’s 2007 Equity Incentive Plan on the date of the Annual General Meeting. The restricted shares granted to non-employee directors will vest on the one year anniversary of the grant date and are paid dividends when, as and if declared and paid by the Company during the one year restricted period.

The following table sets forth, for the year ended December 31, 2012, the compensation for services to the Company by each of its non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
John T. Baily	$115,000	$84,990	—	—	—	$2,568	$202,558
Norman Barham	$90,000	$84,990	—	—	—	$2,568	$177,558
Galen R. Barnes	$105,000	$84,990	—	—	—	$2,568	$192,558
William H. Bolinder	$178,000	$164,997	—	—	—	$4,985	$347,982
Steven W. Carlsen(4)	$114,485	$84,990	—	—	—	$2,568	$202,043
Susan S. Fleming	$90,000	$84,990	—	—	—	$2,568	$177,558
Scott D. Moore	$90,000	$84,990	—	—	—	$2,568	$177,558
Brendan R. O’Neill	$100,000	$84,990	—	—	—	$2,568	$187,558
William J. Raver	$100,000	$84,990	—	—	—	$2,568	$187,558
Robert A. Spass	$90,000	$84,990	—	—	—	$2,568	$177,558

(1)	Amounts represent the grant date fair value with respect to restricted shares granted in 2012. At the time of our 2012 Annual General Meeting of Shareholders, held on May 10, 2012, the Company granted 2,098 restricted shares to each of our non-employee directors and an additional 1,975 restricted shares as a supplemental grant to Mr. Bolinder. The estimated grant date fair value of each restricted share award was calculated using the closing market price of our ordinary shares on the date of grant ($40.51). The restricted shares will vest and become unrestricted ordinary shares on May 10, 2013. Dividends paid on the restricted shares during 2012 are included in the All Other Compensation column. For additional information regarding the restricted shares, see Note 15 to the Consolidated Financial Statements in the Company’s Form 10-K.
(2)	Prior to 2005, the non-employee directors’ annual equity award was delivered in the form of share options. Beginning in 2005, the non-employee directors’ annual equity award has been delivered solely in the form of restricted share units or restricted shares. The number of vested share options and unvested restricted shares held by each non-employee director at December 31, 2012 is shown below. There are no unvested share options held by any of the non-employee directors at December 31, 2012.

Director	Vested Options	Unvested Restricted Shares
John T. Baily	5,000	2,098
Norman Barham	0	2,098
Galen R. Barnes	5,000	2,098
William H. Bolinder	5,000	4,073
Steven W. Carlsen	0	2,098
Susan S. Fleming	0	2,098
Scott D. Moore	0	2,098
Brendan R. O’Neill	0	2,098
William J. Raver	0	2,098
Robert A. Spass	10,000	2,098

(3)	Each director also received dividends on the restricted shares, the value of which is reflected in this column.
(4)	On May 16, 2012, Mr. Carlsen entered into a consulting agreement with the Company. The consulting agreement provides for Mr. Carlsen to provide his advice in connection with certain underwriting matters within the Company. In 2012, Mr. Carlsen received $24,485 in consulting fees from the Company.

During 2012, Messrs. Cash and Jewett served as directors of the Company. Mr. Cash does not and Mr. Jewett did not receive any additional compensation for their service as directors of the Company.

MANAGEMENT

Biographies of the current executive officers of the Company are set forth below.

Michael J. Belfatti, 42, was named Chief Actuary of Endurance effective July 2012. Prior to joining Endurance, Mr. Belfatti was the managing partner of Belfatti, McGrath & Company, LLC, a private actuarial advisory firm that he founded in January 2010. Mr. Belfatti’s earlier experience includes serving as Executive Vice President and Chief Actuary for Validus Holdings, Ltd. from January 2008 to December 2009, Senior Consultant and Head of the Actuarial practice for the Philadelphia office of Tillinghast from October 2005 to December 2007, Director at CIGNA from May 2005 to September 2005 and Senior Vice President and Chief Actuary at ACE Financial Solutions from October 2000 to July 2004. Mr. Belfatti holds a B.A. in Mathematics and Political Science from Swarthmore College and a M.E. in Financial Engineering from Princeton University. Mr. Belfatti is a fellow in the Casualty Actuarial Society (CAS) and a member of the American Academy of Actuaries and the CAS Committee on Valuation, Finance and Investments.

David Cash, 48, has been Chief Executive Officer of Endurance since March 1, 2010. Mr. Cash’s biographical information is included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

John V. Del Col, 51, has been the Company’s General Counsel and Secretary since January 2003 and Executive Vice President, Acquisitions since February 2007. Mr. Del Col’s biographical information is included above under “Proposal No. 1 — Election of Directors — Election of Slate of Director Designees to Endurance Specialty Insurance Ltd.”

Joan deLemps, 61, was named Chief Underwriting Officer in March 2010, having served as Chief Casualty Officer for Endurance’s Worldwide Reinsurance operation since February 2007. An accomplished underwriting executive with over 35 years of insurance and reinsurance experience, Ms. deLemps joined Endurance in May 2003 from Gerling Global Financial Products Inc. (“GGFP”), where she was the Senior Managing Director of Underwriting and a founding member of the Structured Reinsurance group. Prior to joining GGFP, Ms. deLemps was a Senior Vice President at Swiss Reinsurance where she held various underwriting and management positions in both the facultative and treaty operations, ultimately managing the underwriting activities of Atrium, Swiss Re’s structured reinsurance operation. She began her career as a casualty insurance underwriter at Aetna Casualty & Surety.

Catherine A. Kalaydjian, 54, was named Chief Administrative Officer of Endurance as of December 2012 and has been Chief Claims Officer since March 2007. She joined Endurance in August 2003 as Head of Claims for the U.S. reinsurance operations. Ms. Kalaydjian joined Endurance from QBE the Americas, where she was the Senior Vice President, Head of Claims for both the North and South America operations. Prior to joining QBE in 1997, Ms. Kalaydjian spent ten years as the senior claims officer and a Director of Resolute Management Corp., a wholly owned subsidiary of Berkshire Hathaway. She started her primary career with GAB Business Services and was the Excess Surplus Lines Claim Manager at Integrity Insurance Company. Ms. Kalaydjian is very active in leadership roles in industry organizations and is a past President of the IACP (International Association of Claim Professionals) and a past President of APIW (Association of Professional Insurance Women). Ms. Kalaydjian holds a B.A. cum laude, in Marketing Management from Siena College, Loudonville, NY.

John A. Kuhn, 48, was named Chief Executive Officer, Global Insurance, of Endurance, effective November 2012. Mr. Kuhn joined Endurance from Axis Capital where his most recent role was Chief Underwriting Officer, Axis Insurance, responsible for the worldwide insurance operations and, prior to that, Chief Executive Officer, North American Division, Axis Insurance. He joined Axis Capital in 2003 when the company acquired Kemper Insurance’s Financial Insurance Solutions business which Mr. Kuhn had built as President of that business unit. Mr. Kuhn started his insurance career at Chubb Group of Insurance Companies, where he assumed increasing responsibility, culminating in the role of Chief Underwriting Officer for Chubb/Executive Protection. Mr. Kuhn holds a B.A. degree from Wesleyan University.

Michael J. McGuire, 40, has been Chief Financial Officer since January 2006. Mr. McGuire joined Endurance in 2003 to lead its external reporting, treasury and Sarbanes-Oxley compliance initiatives. Mr. McGuire came to Endurance from Deloitte & Touche LLP where he spent over nine years working in a variety of audit and advisory roles in the United States, Bermuda and Europe. In his last role at Deloitte & Touche, Mr. McGuire served as a senior manager in their merger and acquisition advisory practice, providing transaction accounting, structuring and due diligence services to private equity and strategic investors. Mr. McGuire is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

John L. O’Connor, 50, was named Chief Operations Officer as of December 2012, and previously had served as Chief Administrative Officer since September 2011. In addition, Mr. O’Connor has served as President and Chief Operating Officer of Endurance Services Limited since October 2004. Mr. O’Connor came to Endurance with nearly 20 years of consulting and public accounting experience, most recently as a Partner in Accenture’s Financial Services Practice, responsible for Insurance Solutions in North America, including underwriting, claims, policy management, reinsurance, billing and other related solutions. Mr. O’Connor joined Arthur Andersen, Accenture’s former parent organization, in 1985, as an auditor. A graduate of Fairfield University (BS, Accounting), Mr. O’Connor is a Certified Public Accountant and a Fellow of the Life Management Institute.

Mark K. Silverstein, 50, has been Chief Investment Officer since August of 2005. With 28 years of professional experience in investments, prior to joining Endurance Mr. Silverstein was an Executive Vice President at XL Investment Management (USA), LLC. In this capacity, he led the Structured and Spread Asset Group and was on the Investment Committee. Mr. Silverstein has focused on fixed income investments throughout his career, which began in 1985 in Fixed Income Research with Credit Suisse First Boston. In 1991, Mr. Silverstein joined BEA Associates, an investment management firm which was later acquired by Credit Suisse Asset Management, where Mr. Silverstein became Managing Director, Fixed Income Portfolio Manager. His responsibilities included managing U.S. and global core fixed income portfolios. Mr. Silverstein holds a B.S. in Urban Studies from Cornell University and an M.B.A. in Finance from the University of Chicago. He currently serves on the Board of Trustees of the Greenwich Roundtable and is Chairman of their Education Committee. He was a contributor to two Best Practices in Alternative Investing: Portfolio Construction (2009) and Managing Complexity (2011).

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In this Compensation Discussion and Analysis, we address our compensation determinations and the rationale for those determinations relating to the Company’s Chief Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers, whom we refer to collectively as the “Named Executive Officers.” Our Named Executive Officers for 2012 were:

•	Chief Executive Officer – David Cash

•	Chief Financial Officer – Michael J. McGuire

•	Chief Executive Officer, Global Insurance – John A. Kuhn

•	General Counsel, Secretary and Executive Vice President, Acquisitions – John V. Del Col

•	Chief Administrative Officer & Chief Claims Officer – Catherine A. Kalaydjian

•	Former President – William M. Jewett

For purposes of this Compensation Discussion and Analysis, Mr. Kuhn and Mr. Jewett have been excluded from the calculation and presentation of compensation for the Named Executive Officers in 2012. Mr. Kuhn has been excluded because he joined the employ of the Company on November 30, 2012 and his incentive compensation for 2012 was determined not pursuant to the terms of the Company’s compensation program, but rather under the terms of his employment agreement. Mr. Jewett has been excluded because he departed from the employ of the Company on May 2, 2012 and was not eligible for 2012 incentive compensation.

The Compensation Committee of our Board authorized an executive compensation program in 2012 that was designed to achieve the objectives described below. The principal elements of the executive compensation program include a base salary, an annual cash incentive and an annual grant of long-term incentive awards.

Assessment of 2012 Performance. In 2012, we measured our performance based on our operating return on equity (“ROE”) and the change in our book value per share plus dividends. In 2012, we did not meet our financial performance objectives.

•	Our ROE of 2.4% was lower than the 10.0% target ROE established by the Board for the Company at the commencement of 2012.

•

The change in our book value per share plus dividends was in the lowest percentile when compared to our peers, lower than the 65th percentile target established by the Compensation Committee for the Company.

For a more detailed description of our financial results, please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Form 10-K.

Determination of Compensation. Taking into account our financial performance in 2012 and the individual performance of the Named Executive Officers other than Mr. Cash, our Chief Executive Officer, the Compensation Committee determined the compensation of Mr. Cash and the average compensation of the other Named Executive Officers to be as follows:

2012 Chief Executive Officer Compensation(1)	2012 Other Named Executive Officer Average Compensation(1)

(1)

The compensation information in the charts above differs from the calculation of total compensation in the Summary Compensation Table below, primarily by including the value of restricted shares granted in March of 2013 in recognition of performance during 2012 and not including the value of perquisites.

Pay for Performance Analysis. The following chart illustrates the relationship between Company performance, based on our two key metrics, and the compensation of Mr. Cash, our Chief Executive Officer, for the past three years. The key metrics utilized by the Company, ROE and change in book value per share plus dividends compared to the Company’s peers, were chosen because the Company believes these metrics correlate strongly to growth in long-term shareholder value in the insurance and reinsurance industry. We believe the following chart demonstrates our continued commitment to aligning compensation with the performance of the Company.

Chief Executive Officer Compensation Versus ROE and Book Value vs. Peers Ranking(1)

(1)

Mr. Cash’s compensation shown in the chart above differs from the calculation of total compensation in the Summary Compensation Table below, primarily by including the value of restricted shares granted each March for the prior year’s performance and not including the value of perquisites.

Objectives of the Company’s Compensation Program

In order to accomplish the Company’s goal of maximizing shareholder value over the long term in a manner consistent with the Company’s risk parameters, we believe that the Company must attract, motivate and retain the talented individuals at all levels of the organization needed to lead and grow the Company’s businesses. To that end, we have based our compensation program for the Company’s employees on the following principles:

•

Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

•

Compensation should be based on the level of job responsibility. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance, because they are more likely to affect the Company’s results. In addition, a greater portion of more senior employees’ pay should be variable (such as annual incentive and long-term incentive compensation) rather than fixed (such as base salary).

•

Compensation should reward performance. Top tier individual and Company performance, measured on both an absolute and relative basis, should result in top-tier compensation. Where individual and/or Company performance lags absolute and relative objectives, the compensation program should deliver lower-tier compensation.

•

Compensation should be linked to achievement. To be effective, the Company’s compensation program should enable employees to easily understand how their efforts can affect their pay, both directly through individual performance accomplishments and indirectly through contributing to the Company’s achievement of its performance goals.

•

Compensation should reflect the means by which performance is achieved. To ensure the Company’s performance is attained by means encompassed by the Company’s risk parameters, the Company’s compensation program permits adjustment upward or downward in its variable compensation elements prior to earn out at the discretion of the Compensation Committee, should the Compensation Committee determine that the Company’s performance indicators are not reflective of the Company’s actual performance or the risks undertaken to attain such performance.

•

Compensation should foster the long-term focus required for success in the insurance and reinsurance industries. Employees at higher levels in the Company receive an increasing proportion of their compensation in the form of long-term incentives which vest over time because they are in a position to have a greater influence on longer-term results.

Elements of Compensation

We have four principal elements of compensation: base salary, annual incentive compensation, long-term incentive compensation and employee benefits. Below is a summary description of the primary purpose and form of each element of our compensation program.

Component	Primary Purpose	Form of Compensation

Base Salary	Provides base compensation for executives’ ongoing performance of job responsibilities throughout the year	Cash

Annual Incentive Compensation	Rewards performance during the year based upon the achievement of critical business goals on an annual basis	Cash

Long-Term Incentive Compensation	Rewards multi-year performance of the Company, aligns the financial interests of executives with shareholders and retains key talent	Time-based restricted shares or restricted cash, which vest ratably over 4 years

Other Employee and Executive Benefits	Fosters executive retention and enhances productivity and job satisfaction	Defined contribution pension programs, health and disability insurance, life insurance and ancillary executive benefits

As illustrated in the accompanying charts, 79% of the 2012 target compensation (excluding benefits) of Mr. Cash, our Chief Executive Officer, was performance-based and not guaranteed and 69% of the average of the 2012 target compensation (excluding benefits) of the other Named Executive Officers was performance-based and not guaranteed.

Base Salary. Base salary is the guaranteed element of the Company’s compensation structure and is paid to its employees for ongoing performance throughout the year. Base salaries for the Company’s executives are targeted at the median of base salaries paid for similar positions at a comparative group of companies referred to as the Peer Group, below. The base salaries of individual executives can and do vary from this salary benchmark based on such factors as individual performance, potential for future advancement, specific job responsibilities and length of time in their current position. In setting base salaries, we consider the following factors:

•

The Company’s Merit Increase Budget. The Company’s overall budget for base salary increases is determined based upon industry compensation surveys in the applicable markets in which the Company operates.

•	Internal Differences in Positions. The Company’s base salaries differ based upon the job level of a given employee and the seniority of the employee occupying that position.

•

Individual Performance. Salary increases for the Company’s employees may be greater than or less than the average budgeted salary increase based upon that employee’s individual performance during the year.

Annual Incentive Compensation. Our annual incentive compensation program supports our corporate strategy by linking a significant portion of our employees’ total compensation to the achievement of critical business goals on an annual basis. All of our salaried employees, including our Named Executive Officers, are eligible to earn annual incentive compensation.

The range and target annual incentive compensation opportunity for each employee has been previously established based upon the level of responsibility of that employee within the Company, as well as external market practices. The range and target annual incentive compensation opportunity does not change absent a promotion or a compensation adjustment reflecting a significant change in the level of compensation being paid in the employment marketplace for a given position. The range and target annual incentive opportunity for Mr. Cash, our Chief Executive Officer, and the other Named Executive Officers established by the Compensation Committee are as follows:

	Annual Incentive Compensation Range	Target Annual Incentive Compensation
Chief Executive Officer	0% to 250% of Base Salary	125% of Base Salary
Other Named Executive Officers(1)	0% to 180% of Base Salary	90% of Base Salary

(1)	Average of annual incentive compensation range and target for the Named Executive Officers other than the Chief Executive Officer.

Annual incentive compensation is paid in March for the prior year’s performance and is based upon the performance metrics described below, the Compensation Committee’s evaluation of the Company’s performance and each executive’s individual performance in the prior year.

Long-Term Incentive Compensation. The Compensation Committee believes the inclusion of long-term incentive compensation in the Company’s compensation structure fosters the appropriate perspective in management, given that the ultimate profitability of the insurance or reinsurance underwritten by the Company may not be fully known for years. In addition, with the equity component of the Company’s long-term incentive compensation, we seek to align the interests of the Company’s managers and employees with the Company’s shareholders to the greatest extent practicable. Finally, long-term incentive compensation, which potentially expires in the event of the departure of an executive from the employ of the Company, has the ability to retain valuable executive talent within the organization.

The range and target long-term incentive compensation opportunity for each employee has been previously established by the Company based upon the level of responsibility of that employee within the Company, as well as external market practices. The range and target long-term incentive compensation opportunity does not change absent a promotion or a compensation adjustment reflecting a significant change in the level of compensation being paid in the employment marketplace for a given position.

The range and target long-term incentive opportunity for Mr. Cash, our Chief Executive Officer, and the other Named Executive Officers established by the Compensation Committee are as follows:

	Long-Term Incentive Compensation Range	Target Long-Term Incentive Compensation
Chief Executive Officer	0% to 375% of Base Salary	250% of Base Salary
Other Named Executive Officers(1)	0% to 205% of Base Salary	137% of Base Salary

(1)	Average of annual incentive compensation range and target for the Named Executive Officers other than the Chief Executive Officer.

During the past three years, we have utilized two forms of long-term incentive compensation: restricted shares and restricted cash.

•

Restricted Shares. The Company’s restricted shares vest and become unrestricted ordinary shares in four equal annual installments. Dividends on restricted shares are paid in cash. Restricted shares are subject to forfeiture upon an employee’s departure from the Company or, upon the employee meeting applicable conditions for retirement, upon the violation of post-employment non-competition obligations. At this time, we believe restricted shares provide the most effective means of aligning management and shareholder interest in the prudent growth and development of the Company, while continuing to operate within the risk parameters established by the Company.

•

Restricted Cash. The Company’s restricted cash awards vest in four equal annual installments, are fixed in dollar amount and bear interest at a rate determined by reference to five year U.S. treasury rates. The restricted cash awards provide another method for the Company to deliver retention incentives to its employees, to more closely tailor its mix of retention and shareholder alignment incentives amongst the differing levels of executives within the Company and to allow for more careful allocation of limited equity incentives to instances where we believe they will be most helpful to the Company.

Long-term incentive compensation is delivered each March and is based upon the Company’s performance over the prior three years and each executive’s individual performance in the prior year. All grants of long-term incentives are approved by either the independent directors of the Board or the Compensation Committee.

Employee Benefits. The Company offers a core set of employee benefits in order to provide our employees with a reasonable level of financial support in the event of illness or injury and enhance productivity and job satisfaction through programs that focus on employees’ health and well-being. The benefits provided are similar for all of the Company’s employees, subject to variations as a result of local market practices. The Company’s basic benefits include medical and dental coverage, disability insurance and life insurance. In addition, the Company has a 401(k) or similar defined contribution employee savings plan in each of the jurisdictions in which it operates. The Company’s base contributions to its 401(k) and similar defined contribution employee savings plans range from 4% to 12% of base salary, based upon employee location and subject to applicable statutory maximums. In addition, the Compensation Committee has the discretion to award an annual profit sharing contribution to the Company’s 401(k) and certain other employee savings plans. In light of the performance of the Company for the past year, the Compensation Committee elected to forgo a profit sharing contribution in respect of 2012. Other than as described above, the Company does not provide any pension, defined benefit or other retirement benefits to any of its employees.

The Company also provides customary additional benefits to senior Bermuda employees and expatriate employees working outside of their home country. These benefits are typical for the industry, as well as for Bermuda-based companies. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:

•

Housing and Transportation Expenses. The Company reimburses expatriate employees for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda. The Company does not own or lease any corporate aircraft and none of the Company’s senior executives used any corporate charter aircraft for personal flights.

•

Tax Expenses. To the extent the Company’s reimbursement of an expatriate executive’s housing or travel expenses are deemed to be taxable income to the expatriate employee, the Company reimburses the expatriate employee for any home country taxes payable on the additional income.

•

Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company reimburses expatriate employees for up to $3,600 of tax preparation expense.

We annually review the level of employee benefits provided to the Named Executive Officers and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates.

Peer Group

We regularly use a peer group of insurance and reinsurance companies (the “Peer Group”) to assess our performance and the relative effectiveness and competitiveness of our compensation program. The Peer Group consists of companies that generally meet the following criteria:

•	Gross premiums written comparable to the Company;

•	Market capitalization comparable to the Company;

•	Compete with the Company in the marketplace for business and investment capital;

•	Compete with the Company for executive talent; and

•	Have generally similar pay models.

We do not compare ourselves with other financial services companies engaged in banking, investment banking or investment management because we believe the mix of pay elements and program structures are materially different in those areas of the financial services industry.

Each year, we evaluate and, if appropriate, update the composition of the Peer Group to ensure it remains relevant for the Company’s comparative compensation purposes. Changes to the Peer Group are carefully considered to assure continuity from year to year. At the end of 2011, the Peer Group was amended to include Argo Group International Holdings, Ltd., Aspen Insurance Holdings Ltd., RLI Corporation and Validus Holdings Ltd. for the 2012 performance year. The 13 companies included in the Peer Group in 2012 were:

• Allied World Assurance Company Limited	• Montpelier Re Holdings Ltd.
• Alterra Capital Holdings Limited	• PartnerRe Ltd.
• Arch Capital Group Ltd.	• Platinum Underwriters Holdings, Ltd.
• Argo Group International Holdings, Ltd.	• RenaissanceRe Holdings Ltd.
• Aspen Insurance Holdings Ltd.	• RLI Corporation
• Axis Capital Holdings Limited	• Validus Holdings Ltd.
• Everest Re Group, Ltd.

Performance Metrics

The annual and long-term incentive compensation for our Named Executive Officers is determined based upon Company performance (ROE on an absolute basis and change in book value per share plus dividends in comparison to the Peer Group) and individual performance over the preceding year.

The annual and long-term incentive compensation of Mr. Cash, our Chief Executive Officer, are determined solely by the performance of the Company using the absolute ROE and change in the Company’s book value per share plus dividends in comparison to the Peer Group in the following proportions.

The annual and long-term incentive compensation of the other Named Executive Officers, are determined by the performance of the Company using the Named Executive Officers’ individual performance, absolute ROE and change in the Company’s book value per share plus dividends in comparison to the Peer Group in the following proportions.

We calculate each of our performance metrics as follows:

Return on Equity. Operating return on equity, or ROE, is determined by dividing the Company’s operating income by the arithmetic average of the Company’s beginning and ending common equity balances for the applicable calendar year. Operating income is calculated by excluding from the Company’s net income any after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. We use operating income as the measure of the Company’s performance because we believe realized capital gains and losses and foreign exchange gains and losses are largely independent of the Company’s business and underwriting process and including them distorts the analysis of trends in its operations.

At the commencement of each year, we establish minimum, maximum and target one year ROE goals for the Company based upon the Company’s budget, financial plan and risk tolerances reviewed and approved by the Board. In setting the Company’s ROE goals, the Board takes into account the expected underwriting and interest rate environments, as well as the Company’s long-term strategic objectives. The Company’s 2012 one year ROE goals corresponded to specific annual incentive payouts as follows:

A one year ROE at or below 2% results in no contribution to the annual incentive calculation. A one year ROE above 15% does not result in any contribution to annual incentive compensation beyond each employee’s maximum annual incentive compensation.

Peer Rank Based on Change in Book Value per Share. Peer rank is determined by calculating the increase or decrease in the Company’s diluted book value per share (plus dividends paid to common shareholders) for the applicable calendar year and comparing it to the increase or decrease in diluted book value per share (plus dividends paid) for each member of the Peer Group. The percentile rank of the Company’s increase or decrease in diluted book value per share (plus dividends paid) when compared to the Peer Group determines the specific annual incentive payouts as follows:

The Company’s 2012 target relative performance was the 65th percentile of its Peer Group. A performance below the 20th percentile of the Peer Group results in no contribution to the annual incentive calculation. A performance above the 80th percentile of the Peer Group does not result in any contribution to annual incentive compensation beyond each employee’s maximum annual incentive compensation.

Three Year Return on Equity and Peer Rank. Three year ROE and peer rank are determined by averaging the annual incentive payouts (calculated based on one year ROE and peer rank) for the three calendar years ending with the current calendar year. The Compensation Committee believes a three year rolling average performance metric for the calculation of long-term incentive awards reduces year-to-year volatility in long-term incentive compensation and better aligns management and long-term shareholder objectives. The three years included in the 2012 calculation are 2010, 2011 and 2012.

Individual Performance. In addition to ROE and peer rank objectives, each employee in the Company, including the Named Executive Officers, has individual job objectives based upon the strategic objectives established by the Board for the Company. Individual job objectives vary by each employee’s seniority and functional role within the organization, but generally include the following:

•	achievement of financial goals in the Company’s budget, within applicable risk management parameters;

•	management of underwriting, operational and investment risks within established guidelines;

•	development of leadership and management capabilities of the Company;

•	application of the capital allocation process with the goal of maximizing the Company’s risk adjusted rate of return;

•	implementation of the Company’s strategic plan; and

•	compliance at a high level with applicable law, regulations and corporate governance standards.

Employment Agreements and Severance Benefits

Employment Agreements. In order to clarify the terms of employment for our senior executives and to gain the benefit of post-employment non-compete and non-solicitation restrictions, we have entered into employment agreements with certain of the Named Executive Officers. In establishing the terms of the employment agreements with the Named Executive Officers, we considered various factors, including the changing market opportunities and challenges facing the insurance industry, competitive pressures from new market entrants, and the enhanced roles of each of the Named Executive Officers as a result of the growth and development of the Company. The employment agreements are described below under “Executive Compensation — Employment Contracts.”

Severance Benefits. The employment agreements with certain of the Named Executive Officers provide for the delivery of severance benefits upon termination of their employment under certain circumstances. For a description of the severance benefits available to each of the Named Executive Officers, please see “Executive Compensation — Potential Payments Upon Termination of Employment or Change in Control.”

The Company’s Compensation Process

The Compensation Committee met in executive session in February 2013 to review the Company’s performance and the performance of Mr. Cash, our Chief Executive Officer, the other Named Executive Officers and the Company’s other senior executives. The Compensation Committee advised the Board with respect to all compensation determinations for these executives. Further, the Compensation Committee regularly updates the Board on key compensation matters.

The Compensation Committee has established a number of processes to assist it in ensuring that the Company’s executive compensation program is achieving its objectives. Among those are:

•

Establishment of Company and Individual Objectives. The Compensation Committee believes the establishment of clear and measurable objectives for the Company and its individual employees is of paramount importance in the creation of a compensation program which meets the goal of maximizing shareholder value over the long term in a manner which remains within the Company’s risk tolerances. To that end, the Compensation Committee establishes at the beginning of each year a set of financial targets, including an ROE target, based upon the Company’s budget and financial plan and risk tolerances presented to and approved by the Board. The Compensation Committee seeks to calibrate the Company’s targeted performance at the 65th percentile of the Company’s peers.

In addition, the Compensation Committee creates with the Chief Executive Officer a set of specific individual job objectives for the upcoming year designed to facilitate the Company meeting its budgeted financial targets. In turn, the Chief Executive Officer utilizes his individual job objectives established by the Compensation Committee for the purpose of creating the individual job objectives for the executives who report to the Chief Executive Officer — a process which is then repeated throughout the organization.

By linking compensation to clear and measurable Company and individual objectives shared by each employee in the Company, the Compensation Committee endeavors to establish the Company’s compensation program as a forward-looking incentive program which elicits the desired and coordinated efforts of the Company’s management and employees, rather than a backward-looking rewards program, with no effective link to the desired behaviors of the Company’s management and employees.

•

Assessment of Company Performance. At the end of each year, the Compensation Committee assesses the Company’s performance against its corporate objectives. In order to assess the Company’s performance over the past year, the Compensation Committee reviews both the Company’s absolute and relative performance and the Company’s compliance with its established risk parameters.

•

Absolute Company Performance. The Compensation Committee considers the Company’s performance over the past year, relative to the Company’s budget presented to the Board at the commencement of the year. The Compensation Committee reviews all aspects of the Company’s actual performance versus budget, with particular emphasis on the Company’s actual versus budgeted ROE and the Company’s compliance with its established risk parameters. The absolute company performance component of annual incentive compensation is determined based on the Company’s ROE over the past year, while the absolute company performance component of long-term incentive compensation is determined based on the Company’s ROE over a three year period.

•

Relative Company Performance. The Compensation Committee also reviews the Company’s performance over the past year relative to its Peer Group. The Compensation Committee measures the relative change in book value per share plus dividends paid to common shareholders of the Company and its Peer Group. The relative company performance component of annual incentive compensation is determined based on the percentile rank of the Company’s increase or decrease in diluted book value per share plus dividends paid to common shareholders when compared to the Peer Group, while the relative company performance component of long-term incentive compensation is determined based on the same metric averaged over the past three years.

•

Assessment of Individual Performance. At the conclusion of each year, the non-management members of the Board assess the Chief Executive Officer’s performance for the past year. The assessment measures the Chief Executive Officer’s performance against his previously established performance objectives, as well as the Chief Executive Officer’s performance in respect of a set of core competencies identified as essential for executives occupying senior leadership positions within the Company. The assessment also includes an opportunity for director input on the Chief Executive Officer’s strengths and developmental needs. The results of the assessment are shared by the Board with the Chief Executive Officer. A similar assessment is utilized by the Chief Executive Officer for the senior executives and by managers for each other employee throughout the Company and the resulting performance ratings are used to determine the individual performance component of the employees’ annual and long-term incentive compensation.

•

Peer Compensation Comparison. The Compensation Committee reviews publicly available Peer Group proxy data, as well as the data available from industry compensation surveys in order to compare the Company’s compensation program to peer practices. The Compensation Committee compares compensation programs generally, as well as the compensation of individual executives to the extent sufficient data exists to make the comparison meaningful. The Compensation Committee utilizes Peer Group data primarily to ensure that the Company’s compensation program as a whole is competitive, meaning generally between the 25th and 75th percentile of comparative pay of the Company’s peers for commensurate performance.

•

Pay for Performance. The Compensation Committee reviews the performance of the Company against its ROE goals and as compared to the Peer Group and compares the levels of compensation delivered to the Company’s Chief Executive Officer and other Named Executive Officers for the purpose of determining if our compensation plan, practices and decisions appropriately reflect the Company’s pay for performance philosophy with respect to the compensation of its senior executives.

•

Total Compensation Review. The Compensation Committee reviews the base pay, annual incentive compensation and long-term incentive compensation of the Chief Executive Officer and the Company’s senior executives. In addition, the Compensation Committee reviews all other compensation elements, including perquisites for the Company’s Chief Executive Officer and the Company’s most senior executive officers. The Compensation Committee also reviews the Company’s contractual obligations to its senior executives in the event of a change in control of the Company or an employment termination event.

Roles of the Participants in the Company’s Compensation Process

•

The Compensation Committee. The Compensation Committee is comprised exclusively of independent members of the Board, as determined in accordance with the Company’s Director Nomination Policy and the NYSE Corporate Governance Standards. The Compensation Committee sets the Company’s compensation policies and is charged with all compensation actions related to the Company’s Chief Executive Officer and senior executives. The Compensation Committee’s complete roles and responsibilities are set forth in its written charter adopted by the Board of Directors, which can be found at www.endurance.bm.

•

The Compensation Consultant. Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the consultant’s engagement. The Compensation Committee also has the authority to obtain advice and assistance from external counsel or other advisors. In 2012, the Compensation Committee retained F. W. Cook as its independent compensation consultant to assist the Compensation Committee in accomplishing its goals. The Compensation Committee retained F.W. Cook as its compensation consultant and determined that F. W. Cook was independent of the Company under the NYSE Corporate Governance Standards after taking into consideration the following factors:

•	The absence of other services being provided to the Company by F.W. Cook;

•	The amount of fees received from the Company by F.W. Cook representing a non-material percentage of the total revenue of F.W. Cook;

•	The policies and procedures of F.W. Cook that are designed to prevent conflicts of interest;

•	The absence of any business or personal relationship of any employee of F.W. Cook with a member of the Compensation Committee;

•	The absence of shares of the Company owned by F.W. Cook; and

•	The absence of any business or personal relationship of F.W. Cook with an executive officer of the Company.

The Compensation Committee did not engage any other advisor in 2012.

The Compensation Committee utilizes F.W. Cook to assist the Compensation Committee in fulfilling the following responsibilities:

•	Advising the Compensation Committee on management compensation and benefit structure and levels;

•	Advising the Compensation Committee on appropriate executive performance goals and metrics;

•	Advising the Compensation Committee on the appropriate form and level of long-term incentive grants;

•	Providing the Compensation Committee with comparison group benchmarking data and information as to market practices and trends;

•

Reviewing the Company’s compensation program to determine whether the Company’s compensation practices encourage excessive and unnecessary risk taking that would be reasonably likely to have a material adverse effect on the Company;

•	Reviewing the composition of the Company’s Peer Group;

•	Reviewing the Compensation Discussion and Analysis, compensation tables and other compensation related disclosure in the Company’s proxy statement and other communications with its shareholders;

•	Advising on the Company’s employment agreement and employee severance standards and practices;

•	Attending Compensation Committee meetings, as requested by the Compensation Committee;

•	Advising the Compensation Committee on compliance with applicable law and regulations governing compensation practices and procedures; and

•	Advising the Compensation Committee on best-practices approaches for compensation program design and governance of executive and director compensation.

•

Company Management. Our Chief Executive Officer and the Company’s Global Human Resources Officer, working with internal resources, recommend the design of our compensation programs to the Compensation Committee and recommend modifications to existing or the adoption of new compensation plans and programs to the Compensation Committee. In addition, our Chief Executive Officer recommends to the Compensation Committee the performance metrics used to determine payouts under our annual and long-term incentive compensation programs, and each executive officer’s individual performance goals are jointly developed by the executive and the Chief Executive Officer.

Before the Compensation Committee makes compensation decisions, the Chief Executive Officer provides his assessment of each executive officer’s performance, other than his own, addressing such factors as the officer’s achievement of individual goals, leadership accomplishments, contribution to the Company’s performance and the achievement of Company goals, areas of strength and areas for development. He then makes specific base salary, annual and long-term incentive award recommendations relating to the individual portion of each officer’s annual and long-term incentive awards. In preparing compensation recommendations for the Compensation Committee, our Chief Executive Officer and Global Human Resources Officer and other internal resources review compensation and survey data compiled for the Compensation Committee by F. W. Cook for similarly-situated executives at our Peer Group. Our Chief Executive Officer attends Compensation Committee meetings but is not present for, and does not participate in, the discussions concerning his own compensation. Decisions relating to the compensation of our executive officers are made solely by the Compensation Committee and reported to the full Board of Directors.

Share Ownership Guidelines

We have adopted share ownership guidelines intended to align the interests of our non-employee directors, Chief Executive Officer and other senior executive officers with our shareholders by requiring such persons to maintain a significant level of investment in the Company. The required share ownership levels for the Chief Executive Officer, the Company’s other senior executive officers and the Company’s non-employee directors are as follows:

Role	Value of Shares Required to be Owned
Chief Executive Officer	5 times base salary
Senior Executive Officer	2 times base salary
Non-Employee Director	5 times base retainer fee

Shares counted towards meeting the Company’s share ownership guidelines include:

•	Shares owned outright by the non-employee director or executive or his or her immediate family members residing in the same household;

•	Shares held in the Company Employee Share Purchase Plan;

•	Restricted shares, whether or not vested;

•	Restricted share units issued, whether or not vested;

•	The net cash value of outstanding vested options, divided by the Company’s closing share price as of the date of measurement; and

•	Shares held in trust for the benefit of the non-employee director or executive, subject to the approval of the Compensation Committee.

Non-employee directors, the Chief Executive Officer and executive officers have five years to attain the required levels of ownership. In the event of non-compliance with the Company’s share ownership guidelines, the Compensation Committee may take such actions as it may determine to be appropriate in order to achieve the purposes of the Company’s share ownership guidelines.

Each of the Named Executive Officers was in compliance with the Company’s share ownership guidelines as of December 31, 2012.

Trading Controls and Derivatives

Generally, trading by the Company’s non-employee directors and employees in the Company’s shares is permitted only during announced trading periods. Non-employee directors and employees who are subject to trading restrictions, including the Named Executive Officers, may enter into a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934. These trading plans may be entered into only during an open trading period and must be approved in advance by the Company. The Company’s non-employee directors and employees, including the Named Executive Officers, may not engage in short sales of the Company’s shares, purchase or sell options on the Company’s shares or trade in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to the Company’s shares. In addition, the Company’s non-employee directors and employees may not pledge the Company’s shares to secure new or existing loans.

Compensation Determinations for 2012

Company Performance. In 2012, we measured our performance based on our ROE and the change in our book value per share plus dividends. In 2012, we did not meet our financial performance objectives.

•	Our ROE of 2.4% was lower than the 10.0% target ROE established by the Board for the Company at the commencement of 2012.

•

The change in our book value per share plus dividends was in the lowest percentile when compared to our peers, lower than the 65th percentile target established by the Compensation Committee for the Company.

The Company’s underperformance in 2012 was principally a result of losses incurred in the Company’s agriculture insurance line in connection with the drought in the Midwestern United States and losses incurred in the Company’s property insurance and property catastrophe reinsurance lines in connection with Superstorm Sandy. For a more detailed description of our financial results, please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Form 10-K.

Base Salaries. The Compensation Committee determined not to increase base salaries for the senior executives of the Company, including the Named Executive Officers, in 2012 or for 2013, except for one base salary increase associated with a change in job responsibilities.

Annual Incentive Compensation. The Company’s 2012 ROE performance corresponded to a payout percentage of the absolute performance portion of annual incentive compensation as follows:

The Company’s 2012 increase in diluted book value per share (plus dividends paid) of 7.0%, when compared to its Peer Group corresponded to a payout percentage of the relative performance portion of annual incentive compensation as follows:

Utilizing the 65% weighting of ROE and 35% weighting of change in book value per share (plus dividends paid) versus peers, the Compensation Committee determined the Company performance portion of the 2012 annual incentive opportunity for Mr. Cash, our Chief Executive Officer and the other Named Executive Officers was 2% of the maximum annual incentive opportunity. The Company’s performance in 2012 determined 100% of the Chief Executive Officer’s annual incentive Compensation and 75% of the other Named Executive Officers annual incentive compensation in 2012. Based upon the Company’s performance in 2012 and, in the case of the other Named Executive Officers, individual performance in 2012, the Compensation Committee set the annual incentive compensation of the Chief Executive Officer and the other Named Executive Officers as follows:

	Annual Incentive Compensation Range(1)	Target Annual Incentive Compensation (Percentage of Base Salary)	2012 Annual Incentive Compensation (Percentage of Base Salary)	2012 Annual Incentive Compensation (Percentage of Maximum Opportunity)	2012 Annual Incentive Compensation Amount
Chief Executive Officer	0% to 250%	125%	5%	2%	$41,250
Other Named Executive Officers(1)	0% to 180%	90%	34%	19%	$166,667

(1)	Average 2012 annual incentive compensation for the Named Executive Officers other than the Chief Executive Officer.

Long-Term Incentive Compensation. For 2012, the Company’s three year average blended percentage of the maximum possible long-term incentive grant, based upon the past three years ROE and peer rank was as follows:

Year	Operating ROE	Long-Term Incentive Compensation based on ROE (Percentage of Maximum Opportunity)	Change in Book Value per Share Compared to Peers	Long-Term Incentive Compensation based on Peer Rank (Percentage of Maximum Opportunity)	Blended Percentage (65% ROE & 35% Δ in Book Value) of Maximum Possible Long- Term Incentive Grant
2010	12.6%	67%	70th Percentile	78%	71%
2011	-6.3%	0%	30th Percentile	15%	5%
2012	2.4%	3%	0 Percentile	0%	2%

Three Year Average					26%

For the Company performance component of the Long-Term Incentive Compensation (comprising 75% of the total payout opportunity for the Named Executive Officers other than the Chief Executive Officer, and 100% of the total incentive opportunity for the Chief Executive officer), the Compensation Committee utilized the three year average shown above to determine that the 2012 incentive payout for the Chief Executive Officer and the other Named Executive Officers was 26% of the maximum Long Term Incentive opportunity. For the individual performance component of the Long Term Incentive (comprising 25% of the total payout opportunity for the Named Executive Officers other than the Chief Executive Officer) each executive’s individual performance rating for 2012 was considered. When combining these components, the Compensation Committee set the annual incentive compensation of the Chief Executive Officer and the other Named Executive Officers as follows:

	Long-Term Incentive Compensation Range(1)	Target Long- Term Incentive Compensation (Percentage of Base Salary)	2012 Long- Term Incentive Compensation (Percentage of Base Salary)	2012 Long- Term Incentive Compensation (Percentage of Maximum Opportunity)	2012 Long- Term Incentive Compensation Amount
Chief Executive Officer	0% to 375%	250%	98%	26%	$804,375
Other Named Executive Officers(1)	0% to 205%	137%	79%	39%	$390,000

(1)	Average 2012 long-term incentive compensation for the Named Executive Officers other than the Chief Executive Officer.

The 2012 long-term incentive award was delivered in the form of restricted shares. The number of restricted shares delivered was determined based upon the 20 day trailing average closing price of the Company’s ordinary shares as of March 1, 2013.

Total Compensation. In February 2013, the Compensation Committee reviewed the 2012 base salary, annual incentive compensation and long-term incentive compensation of Mr. Cash, our Chief Executive Officer, and the other Named Executive Officers. In addition, the Compensation Committee reviewed the other compensation elements, including benefits and perquisites, of Mr. Cash and the other Named Executive Officers. Following its review of these compensation elements, the Compensation Committee determined that these elements of compensation were reasonable in the aggregate and no adjustments were necessary.

Results of 2012 Advisory Vote to Approve Executive Compensation

The Compensation Committee values the input of our shareholders regarding our executive compensation programs and practices. The annual advisory vote on Named Executive Officer compensation (say-on-pay) is an important opportunity for shareholders to provide their input regarding executive compensation. Shareholder endorsement of the design and administration of our executive compensation programs was evidenced by approval of 97% of the shares voting at our 2012 Annual General Meeting of Shareholders. The Compensation Committee will continue to consider the views of our shareholders in connection with our executive compensation program and make improvements based upon evolving best practices, market compensation information and changing regulatory requirements.

In addition, at our 2011 Annual General Meeting of Shareholders, our shareholders voted to hold an advisory vote on executive compensation every year. The Compensation Committee has accepted the shareholders’ recommendation and therefore shareholders will have another opportunity to consider and approve, in a non-binding advisory vote, the compensation of our Named Executive Officers at the 2013 Annual General Meeting.

Compensation Committee Actions for 2013

The Compensation Committee took several actions at the end of 2012 and the beginning of 2013 to make our executive compensation program more reflective of our performance and more responsive to shareholder interests in 2013. These actions included the following:

Relative Shareholder Return. Beginning in 2013, 25% of senior executives’ long-term incentive awards will be determined based upon the Company’s total shareholder return (change in share price plus dividends) over the prior year, compared to the Peer Group.

Adjustment to Mix of Performance Metrics. The mix of the performance metrics utilized for measuring the performance of the Chief Executive Officer and the other Named Executive Officers will shift in 2013 to incorporate more specific strategic goals and business segment performance into the performance measurement standards for those executives responsible for particular business segments. The Chief Executive Officer’s incentive compensation performance measures in 2013 will be based 75% on the financial performance of the Company and 25% on the attainment of individual objectives, while the other Named Executive Officers’ incentive compensation performance measures in 2013 will be based 60% on the financial performance of the Company and/or a particular business segment and 40% on the attainment of individual objectives.

Clawback Policy. The Company’s senior executives will be subject to an executive compensation clawback policy effective for incentive compensation awarded for the 2013 performance year and afterwards. The Company’s clawback policy provides that in the event of a restatement of the financial statements, in which an executive officer engaged in misconduct that materially contributed to the need for the restatement, the Board in its discretion shall be entitled to seek recoupment of excess incentive compensation paid or awarded to such executive officer within the 36 months prior to the restatement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee oversees the Company’s compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. After reviewing the qualifications of the current members of the Compensation Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that each of the current Compensation Committee members (as listed below) is “independent” as that concept is defined in the applicable rules of the New York Stock Exchange and the categorical independence standards adopted by the Board of Directors. The Board of Directors appointed the undersigned directors as members of the Compensation Committee and adopted a written charter setting forth the procedures, authority and responsibilities of the Compensation Committee.

Messrs. Barham, O’Neill and Spass and Dr. Fleming currently serve on the Compensation Committee. All current members of the Compensation Committee will continue as members of the Compensation Committee. Mr. O’Neill serves as Chairman of the Compensation Committee.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of the Company and, based upon this discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Form 10-K.

Respectfully submitted,

Brendan R. O’Neill (Chairman)

Norman Barham

Susan S. Fleming, PhD.

Robert A. Spass

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth, for the three years ended December 31, 2012, 2011 and 2010, the compensation for services in all capacities earned by the Company’s Chief Executive Officer, Chief Financial Officer, its three most highly compensated executive officers and William M. Jewett, who served as the Company’s President until May 2, 2012.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
David Cash	2012	$825,000	—	$1,471,250		$41,250	—	$194,141	$2,531,641
Chief Executive Officer	2011	$812,500	—	$1,957,338	—	$82,500	—	$180,735	$3,033,073
	2010	$720,833	—	$1,225,524	—	$1,050,000	—	$153,574	$3,149,931

Michael J. McGuire	2012	$500,000	—	$684,307	—	$200,000	—	$236,856	$1,621,163
Chief Financial Officer	2011	$497,350	—	$623,081	—	$240,000	—	$227,673	$1,588,104
	2010	$481,750	—	$873,879	—	$850,000	—	$234,174	$2,439,803

John A. Kuhn	2012	$61,026	—	$1,200,010	—	$675,000	—	$12,102	$1,948,138
Chief Executive Officer, Insurance(1)

John V. Del Col	2012	$500,000	—	$538,930	—	$150,000	—	$226,954	$1,415,884
General Counsel and EVP, Acquisitions	2011	$497,899	—	$811,256	—	$175,000	—	$218,078	$1,702,233
	2010	$485,030	—	$696,420	—	$700,000	—	$237,443	$2,118,893

Catherine A. Kalaydjian	2012	$475,000	—	$500,000	—	$150,000	—	$207,129	$1,332,129
Chief Claims Officer & Chief Administrative Officer	2011	$466,667	—	$441,356	—	$170,000	—	$204,068	$1,282,091
	2010	$420,833	—	$460,819	—	$568,750	—	$230,623	$1,681,025

William M. Jewett	2012	$230,192	—	$963,100	—	—	—	$2,441,299	$3,634,591
Former President	2011	$670,833	—	$1,381,648	—	$59,400	—	$168,250	$2,280,131
	2010	$637,000	—	$2,274,180	—	$800,000	—	$168,269	$3,879,449

(1)	Mr. Kuhn assumed the role of Chief Executive Officer, Insurance on November 30, 2012; accordingly, Mr. Kuhn’s 2012 compensation reflects only one month of salary.

Salary

The amount of salary stated above differs from the annual base rate salary for each of the Named Executive Officers below due to salary increases effective during the year. The table below sets forth the annual base rate salary as at December 31 of each year.

Name	Year	Annual Base Rate Salary
David Cash	2012	$825,000
	2011	$825,000
	2010	$750,000

Michael J. McGuire	2012	$500,000
	2011	$500,000
	2010	$484,100

John A. Kuhn	2012	$700,000

John V. Del Col	2012	$500,000
	2011	$500,000
	2010	$487,396

Catherine A. Kalaydjian	2012	$475,000
	2011	$475,000
	2010	$425,000

William M. Jewett	2012	—
	2011	$675,000
	2010	$650,000

Bonus

The Company paid no discretionary bonuses, or bonuses based on performance metrics that were not pre-established and communicated to the Named Executive Officers for 2012, 2011 and 2010. All annual incentive awards for 2012, 2011 and 2010 were performance-based. These payments, which were made under the Company’s annual performance-based incentive program, are reported in the Non-Equity Incentive Plan Compensation column.

Stock Awards

The amounts reported in the Stock Awards column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted shares and restricted share units granted during 2012, 2011 and 2010. In other words, the amounts reported in the Stock Awards column are the number of restricted shares and restricted share units granted to the Named Executive Officers during a given year, multiplied by the closing price per share on the date of grant. The restricted shares were granted as part of the Company’s long-term incentive plan in March of the year listed in respect of the performance of the Company and the Named Executive Officers in the previous year. The restricted share units were granted quarterly in the year reported in lieu of a dividend price reduction on unexercised options granted to certain of the Named Executive Officers prior to 2005. The table below sets forth the amount that each of the restricted share grants and the dividend option restricted share units comprised of the total amount reported in the Stock Awards column for each Named Executive Officer.

Name	Year	Value of Restricted Shares Granted	Value of Dividend Option Restricted Share Units	Total Reported in Stock Awards Column
David Cash	2012	$1,471,250	—	$1,471,250
	2011	$1,957,338	—	$1,957,338
	2010	$1,225,524	—	$1,225,524

Michael J. McGuire	2012	$675,000	$9,307	$684,307
	2011	$614,093	$8,988	$623,081
	2010	$866,386	$7,493	$873,879

John A. Kuhn	2012	$1,200,010	—	$1,200,010

John V. Del Col	2012	$525,000	$13,930	$538,930
	2011	$793,238	$18,018	$811,256
	2010	$681,442	$14,978	$696,420

Catherine A. Kalaydjian	2012	$500,000	—	$500,000
	2011	$441,356	—	$441,356
	2010	$460,819	—	$460,819

William M. Jewett(1)	2012	$963,100	—	$963,100
	2011	$1,381,648	—	$1,381,648
	2010	$2,266,669	$7,511	$2,274,180

(1)	Mr. Jewett received a special grant of 27,189 additional restricted shares in March 2010 in connection with his promotion to President of the Company.

The Company cautions that the amounts reported in the 2012 Summary Compensation Table may not represent the amounts that the Named Executive Officers will actually realize from the restricted shares and restricted share units. Whether, and to what extent, a Named Executive Officer realizes value will depend on share price fluctuations and the Named Executive Officer’s continued employment. Additional information on all outstanding restricted shares and restricted share units is reflected in the 2012 Outstanding Equity Awards at Fiscal Year-End table. For additional information regarding the stock awards, see Note 15 to Consolidated Financial Statements in the Company’s Form 10-K.

Option Awards

The Company did not issue any option awards in 2012, 2011 or 2010.

Non-Equity Incentive Plan Compensation

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect (a) the amounts earned and payable to each Named Executive Officer under the Company’s annual incentive plan and (b) the restricted cash portion of the long-term incentive awards earned and payable to each Named Executive Officer.

The table below sets forth the amount that each of the annual incentive compensation and restricted cash portion of long-term incentive compensation comprised of the total amount reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer.

Name	Year	Annual Incentive Compensation	Restricted Cash Portion of Long-Term Incentive Compensation	Total Reported in Non-Equity Incentive Plan Compensation Column
David Cash	2012	$41,250	—	$41,250
	2011	$82,500	—	$82,500
	2010	$1,050,000	—	$1,050,000

Michael J. McGuire	2012	$200,000	—	$200,000
	2011	$240,000	—	$240,000
	2010	$650,000	$200,000	$850,000

John A. Kuhn	2012	$675,000	—	$675,000

John V. Del Col	2012	$150,000	—	$150,000
	2011	$175,000	—	$175,000
	2010	$525,000	$175,000	$700,000

Catherine A. Kalaydjian	2012	$150,000	—	$150,000
	2011	$170,000	—	$170,000
	2010	$425,000	$143,750	$568,750

William M. Jewett	2012	—	—	—
	2011	$59,400	—	$59,400
	2010	$800,000	—	$800,000

The annual incentive compensation delivered to the Named Executive Officers was earned and immediately available to the Named Executive Officers upon delivery in March 2013. The restricted cash portion of the long-term incentive award vests in four equal annual installments, with vesting contingent upon continued employment of the Named Executive Officer. The 2012 annual incentive compensation and long-term incentive compensation payments and awards delivered to the Named Executive Officers were determined as described in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program.”

Change in Pension Value and Nonqualified Deferred Compensation Earnings

The Company does not have any defined benefit or actuarial pension plans (including supplemental plans), and did not provide above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified (including earnings on non-qualified defined contribution plans) to any of the Named Executive Officers in 2012.

All Other Compensation

The amounts reported in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to the Company of the (i) perquisites and other personal benefits and (ii) additional compensation required by the SEC rules to be separately quantified amounts, each as set forth in the following table. The narrative following the table describes in more detail all categories of perquisites and other personal benefits provided by the Company.

Name	Year	Housing ($)	Trans- portation ($)	Club Dues ($)	Tax Prepara- tion ($)	Tax Reimburse- ment Payments ($)	Company Contributions to Defined Contribution Plans ($)	Life Insurance Premiums ($)	Dividends Paid ($)	Severance ($)	Total ($)
David Cash	2012	60,000	—	—	—	—	20,000	6,152	107,989	—	194,141
	2011	60,000	—	—	—	—	20,000	6,417	94,318	—	180,735
	2010	60,000	—	—	—	—	20,000	7,103	66,471	—	153,574

Michael J. McGuire	2012	120,000	—	8,200	3,600	31,004	17,500	5,747	50,805	—	236,856
	2011	120,000	—	8,200	3,600	24,024	17,150	6,000	48,699	—	227,673
	2010	120,000	—	7,700	6,650	28,391	17,150	6,681	47,602	—	234,174

John A. Kuhn	2012	—	—	—	—	—	2,493	356	9,254	—	12,102

John V. Del Col	2012	74,400	19,098	—	3,000	62,206	17,500	5,043	45,707	—	226,954
	2011	75,295	16,973	—	2,900	52,152	17,150	5,239	48,369	—	218,078
	2010	75,171	22,107	—	2,800	70,330	17,150	5,807	44,078	—	237,444

Catherine A. Kalaydjian	2012	96,350	20,461	1,000	4,700	35,418	17,500	5,310	26,390	—	207,129
	2011	106,163	25,042	3,225	3,600	16,985	17,150	5,513	26,390	—	204,068
	2010	111,029	17,732	1,775	5,575	50,407	17,150	6,060	20,895	—	230,623

William M. Jewett	2012	904	3,901	—	—	9,156	17,187	11,118	24,620	2,374,413	2,441,299
	2011	5,671	18,286	—	—	6,112	17,150	12,384	108,647	—	168,250
	2010	7,079	15,282	—	—	17,645	17,150	10,745	100,368	—	168,269

Housing Expenses. The Company reimburses each of the Named Executive Officers for housing and related expenses in Bermuda.

Transportation Expenses. The Company reimburses Messrs. Del Col and Kuhn and Ms. Kalaydjian, and reimbursed Mr. Jewett during his tenure as President, for transportation expenses between their homes in the United States and their offices in Bermuda.

Club Dues. The Company reimburses certain Named Executive Officers for gym and club memberships in Bermuda.

Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company provides Messrs. McGuire and Del Col and Ms. Kalaydjian, and provided Mr. Jewett during his tenure as President, with third party tax preparation assistance or, in the alternative, provides them with up to $3,600 of tax preparation expense by a third party provider selected by them.

Tax Reimbursement Payments. To the extent the Company’s housing expense reimbursement, transportation expense reimbursement or tax preparation fee are deemed to be taxable income to Messrs. McGuire, Jewett or Del Col or Ms. Kalaydjian, the Company provides reimbursement for any home country taxes payable on the additional income. In addition, the Bermuda government collects from employees in Bermuda payroll and social insurance taxes.

Company Contributions to Defined Contribution Plans. The Company makes initial and matching contributions on the same terms and using the same formulas as other participating employees to each Named Executive Officer’s account under the Company’s 401(k) Plan or similar defined contribution plans.

Life Insurance Premiums. The Company provides limited life insurance to all employees, including the Named Executive Officers, at levels determined in the discretion of the individual employees, up to three times their base salary. The Company also provided Mr. Jewett, during his tenure as President of the Company, with an additional $3 million of accidental death and dismemberment insurance. The amounts reported in the table above represent the premiums paid for this life and accidental death and dismemberment insurance.

Dividends Paid. The amounts included in the Dividends Paid column above represent the cash dividends paid on the unvested restricted shares held by the Named Executive Officers.

Severance. Mr. Jewett’s total other compensation includes $2,374,413 in severance payments and benefits in connection with Mr. Jewett’s departure from the employ of the Company in May of 2012. The specific types and amounts of severance payments and benefits made to Mr. Jewett are set forth in “Potential Payments upon Termination of Employment or Change in Control — Termination of Employment.”

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2012.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3)
	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
David Cash	3/1/2012	—	$1,031,250	$2,062,500	—	$2,062,500	$3,093,750	—	$1,471,250

Michael J. McGuire	3/1/2012	—	$550,000	$1,100,000	—	$800,000	$1,200,000	—	$675,000
	3/31/2012	—	—	—	—	—	—	57	$2,318
	6/30/2012	—	—	—	—	—	—	61	$2,338
	9/30/2012	—	—	—	—	—	—	60	$2,310
	12/31/2012	—	—	—	—	—	—	59	$2,342

John V. Del Col	3/1/2012	—	$400,000	$800,000	—	$625,000	$937,500	—	$525,000
	3/31/2012	—	—	—	—	—	—	114	$4,635
	6/30/2012	—	—	—	—	—	—	121	$4,637
	9/30/2012	—	—	—	—	—	—	121	$4,659

Catherine A. Kalaydjian	3/1/2012	—	$380,000	$760,000	—	$593,750	$890,625	—	$500,000

John A. Kuhn	11/30/2012	—	$770,000	$1,540,000	—	$1,120,000	$1,680,000	—	$1,200,010

William M. Jewett	3/1/2012	—	$742,500	$1,485,000	—	$1,350,000	$2,025,000	—	$963,100

(1)	The amounts above represent the potential target and maximum payouts for the Named Executive Officers under the Company’s 2012 annual incentive compensation plan. Further discussion on the Company’s annual incentive compensation plan can be found in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program — Annual Incentive Compensation.” The final 2012 payouts for the Named Executive Officers can be found under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.
(2)	The amounts above represent the potential target and maximum payouts for the Named Executive Officers under the Company’s 2012 long-term incentive compensation plan. Further discussion on the Company’s long-term incentive compensation plan can be found in “Compensation Discussion and Analysis — Elements of the Company’s Compensation Program — Equity Incentive Compensation.” The final 2012 equity incentive grants for the Named Executive Officers can be found under “Stock Awards” in the Summary Compensation Table.
(3)	The grant date fair value amounts reported above represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted shares and dividend restricted share units granted in 2012. In other words, the amounts reported in this column are the number of restricted shares and dividend restricted share units granted to the Named Executive Officers during 2012 multiplied by the closing price per share on the date of grant. For additional information regarding the stock and option awards, see Note 15 to the Consolidated Financial Statements in the Company’s Form 10-K.

Equity Holdings and Value Realization

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding option and stock awards held by the Named Executive Officers as of December 31, 2012.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David Cash	3/1/09	—	—	—	—	—	3,805	(2)	151,020	—	—
	3/1/10	—	—	—	—	—	15,904	(3)	631,230	—	—
	3/1/11	—	—	—	—	—	30,009	(4)	1,191,057	—	—
	3/1/12	—	—	—	—	—	37,370	(5)	1,483,215	—	—

Michael J. McGuire	4/7/03	7,500	—	—	$24.00	4/7/2013	—		—	—	—
	4/7/03	5,000	—	—	$14.43	4/7/2013	—		—	—	—
	3/1/09	—	—	—	—	—	3,168	(2)	125,738	—	—
	3/1/10	—	—	—	—	—	11,243	(3)	446,235	—	—
	3/1/11	—	—	—	—	—	9,415	(4)	373,681	—	—
	3/1/12						17,146	(5)	680,525	—	—

John V. Del Col	3/1/09	—	—	—	—	—	8,843	(2)	350,979	—	—
	3/1/10	—	—	—	—	—	2,520	(3)	100,019	—	—
	3/1/11	—	—	—	—	—	8,238	(4)	326,966	—	—
	3/1/11	—	—	—	—	—	3,924	(4)	155,744	—	—
	3/1/12	—	—	—	—	—	13,336	(5)	529,306	—	—

Catherine A. Kalaydjian	3/1/09	—	—	—	—	—	1,425	(2)	56,558	—	—
	3/1/10	—	—	—	—	—	5,980	(3)	237,346	—	—
	3/1/11	—	—	—	—	—	6,767	(4)	268,582	—	—
	3/1/12	—	—	—	—	—	12,701	(5)	504,103	—	—

John A. Kuhn	3/1/12	—	—	—	—	—	29,851	(2)	1,184,786	—	—

(1)	Values determined based on a closing price of the Company’s ordinary shares of $39.69 on December 30, 2012.
(2)	Restricted shares with one remaining vesting date, vesting 100% on March 1, 2013.
(3)	Restricted shares with two remaining vesting dates, vesting 50% on each of March 1, 2013 and March 1, 2014.
(4)	Restricted shares with three remaining vesting dates, vesting 33% on each of March 1, 2013, March 1, 2014 and March 1, 2015.
(5)	Restricted shares with four remaining vesting dates, vesting 25% on each of March 1, 2013, March 1, 2014, March 1, 2015 and March 1, 2016.

Option Exercises and Stock Vested

The following tables set forth the options exercised and the stock awards vested by the Named Executive Officers during the year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)(#)	Value Realized on Vesting (2)
David Cash	—	—	26,768	$1,025,482
Michael J. McGuire	—	—	15,676	$600,736
John V. Del Col	25,000	$522,850	10,995	$421,218
Catherine A. Kalaydjian	—	—	7,482	$286,635
John A. Kuhn	—	—	—	—
William M. Jewett	5,000	$144,118	33,535	$1,284,726

(1)	Represents total number of restricted shares and restricted share units vested during the period.
(2)	Represents the dollar value of the total number of restricted shares and restricted share units that vested and converted during the period based on the closing price of the ordinary shares on the date of vesting and conversion (or, if not a trading day, the trading day immediately preceding the date of vesting and conversion).

Post-Employment Benefits

Pension Benefits

The Company does not have or provide for any of its employees, including the Named Executive Officers, a plan that provides for specified retirement payments or benefits.

Non-Qualified Deferred Compensation

The Company does not currently have an active defined contribution or other plan that provides for the deferral of compensation for its U.S. based employees on a basis that is not tax-qualified. The Company’s defined contribution plans for its non-U.S. based employees are available generally to the Company’s non-U.S. based employees and offer similar terms and conditions to the Company’s 401(k) plan, with such variations as are required by applicable law.

Employment Contracts

Chief Executive Officer

On February 17, 2010, the Company entered into an amended and restated employment agreement (the “Cash Employment Agreement”) with Mr. Cash, in connection with his promotion to the position of Chief Executive Officer.

The Cash Employment Agreement was for a one year term, followed by automatic one-year renewals, unless notice of separation from service is provided by the Company or Mr. Cash at least 90 days prior to the end of the term. Non-renewal of the Cash Employment Agreement by the Company does not give rise to compensation for a separation of Mr. Cash’s service from the Company, except following a change in control of the Company. The Cash Employment Agreement specifies for Mr. Cash an annual base salary, currently $825,000 per annum. Mr. Cash’s base salary is subject to increase at the discretion of the Board of Directors of the Company. The Cash Employment Agreement also provides Mr. Cash with the opportunity to earn annual cash incentive compensation up to 250% of his annual base salary and long-term incentive compensation up to 375% of his annual base salary, each payable at the discretion of the Board of Directors of the Company. The Cash Employment Agreement provides for reimbursement for Mr. Cash’s Bermuda housing expenses.

Under the Cash Employment Agreement, the Company may separate Mr. Cash’s service from the Company as a result of disability, for cause or without cause. Mr. Cash may separate his service from the Company at any time, with or without good reason. Mr. Cash’s service from the Company will automatically be severed upon his death.

Under the Cash Employment Agreement, in the event of separation of Mr. Cash’s service from the Company, Mr. Cash will be entitled to severance which, depending upon the circumstances of Mr. Cash’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sum payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Mr. Cash is entitled upon the severance of his service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

To receive the severance described above, Mr. Cash is required to execute a general release of claims against the Company. Mr. Cash’s severance may be delayed for six months following his separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Cash’s severance may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Cash Employment Agreement, Mr. Cash is subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Cash’s non-competition and non-solicitation obligations extend for one year following his separation from service.

Chief Executive Officer, Global Insurance

On February 27, 2013, the Company entered into an employment agreement (the “Kuhn Employment Agreement”) with Mr. Kuhn, upon his joining the Company in the position of Chief Executive Officer, Global Insurance.

The Kuhn Employment Agreement is for an initial two year term, after which it will renew automatically for one-year periods unless notice of separation from service is provided by the Company or Mr. Kuhn at least 90 days prior to the end of the term. Non-renewal of the Kuhn Employment Agreement by the Company does not give rise to compensation for a separation of Mr. Kuhn’s service from the Company except following a change in control of the Company. The Kuhn Employment Agreement specifies for Mr. Kuhn an annual base salary of $700,000, subject to increase at the discretion of the Board of Directors of the Company. The Kuhn Employment Agreement also provides Mr. Kuhn with the opportunity to earn annual cash incentive compensation, currently up to 220% of his annual base salary and long-term incentive compensation, currently up to 240% of his annual base salary. Mr. Kuhn’s incentive compensation is payable at the discretion of the Board of Directors of the Company. The Kuhn Employment Agreement provides for reimbursement for housing expenses for Mr. Kuhn, as well as reimbursement for travel expenses and a gross-up on U.S. taxes arising from the housing and travel expense reimbursements for Mr. Kuhn.

Under the Kuhn Employment Agreement, the Company may separate Mr. Kuhn’s service from the Company as a result of disability, for cause or without cause. Mr. Kuhn may separate his service from the Company at any time with or without good reason. Mr. Kuhn’s service from the Company will automatically be severed upon his death.

Under the Kuhn Employment Agreement, in the event of separation of Mr. Kuhn’s service from the Company, Mr. Kuhn will be entitled to severance which, depending upon the circumstances of Mr. Kuhn’s separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sum payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Mr. Kuhn is entitled upon the severance of his service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

To receive the severance described above, Mr. Kuhn is required to execute a general release of claims against the Company. Mr. Kuhn’s severance may be delayed for six months following his separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Kuhn’s severance may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Kuhn Employment Agreement, Mr. Kuhn is subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Kuhn’s non-competition and non-solicitation obligations extend for between one month and one year following his separation from service, depending upon the circumstances of his separation from service.

Other Named Executive Officers

The Company has entered into employment agreements with certain of its executive officers, including Messrs. McGuire and Del Col (collectively, the “Executive Officer Agreements”).

The Executive Officer Agreements are for one year initial terms, after which the Executive Officer Agreements automatically renew for one-year additional one year terms, unless notice of separation from service is provided by the Company or the executive at least 90 days prior to the end of the term. Non-renewal of the Executive Officer Agreements by the Company does not give rise to compensation for a separation of service from the Company except following a change in control of the Company. The Executive Officer Agreements specify an annual base salary, subject to increase in the discretion of the Board of Directors of the Company. The Executive Officer Agreements also provide the opportunity to earn annual cash incentive compensation and long-term incentive compensation, each payable at the discretion of the Board of Directors of the Company. The Executive Officer Agreements provide for reimbursement for housing expenses, as well as reimbursement for travel expenses and a gross-up on U.S. taxes arising from the housing and travel expense reimbursements.

Under the Executive Officer Agreements, the Company may separate the service of Messrs. McGuire and Del Col from the Company as a result of disability, for cause or without cause. Messrs. McGuire and Del Col may separate their service from the Company at any time without good reason and, following a change in control, with good reason. The service of Messrs. McGuire or Del Col will automatically be severed upon the death of Messrs. McGuire or Del Col.

Under the Executive Officer Agreements, in the event of separation of the service of Messrs. McGuire or Del Col from the Company, Messrs. McGuire or Del Col will be entitled to severance which, depending upon the circumstances of separation, may include accrued base salary through the date of separation, earned and unpaid annual incentive compensation, a continuation or lump sum payment of additional base salary of varying duration, depending upon circumstances, additional annual incentive compensation, payments in lieu of unvested long-term incentive compensation, a continuation of medical and life insurance benefits for up to one year, accrued and unpaid vacation days, reimbursement of business, tax preparation and housing expenses and other employee benefits to which employees of the Company are generally entitled. The payments and benefits to which Messrs. McGuire or Del Col are entitled upon the severance of their service are discussed below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

To receive the severance described above, Messrs. McGuire or Del Col would be required to execute a general release of claims against the Company. The severance of Messrs. McGuire or Del Col may be delayed for six months following a separation from service with the Company if such delay in payments is necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, the severance payments may be reduced to the extent such severance is subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Executive Officer Agreements, Messrs. McGuire and Del Col are subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Messrs. McGuire’s and Del Col’s non-competition and non-solicitation obligations extend for six months following their separation from service.

Former President

On May 2, 2012, Mr. Jewett, the President of the Company, departed the employ of the Company. On and after Mr. Jewett’s departure from the Company, Mr. Jewett received severance in accordance with the employment agreement previously entered into by Mr. Jewett and the Company and a related Severance Agreement and General Release (together, the “Jewett Employment Agreement”).

In accordance with the Jewett Employment Agreement, Mr. Jewett received in connection with his departure from the Company accrued base salary through the date of separation, one year of additional base salary, prorated annual incentive compensation, a payment in lieu of a portion of Mr. Jewett’s unvested long-term incentive compensation, a continuation of medical and life insurance benefits for one year, accrued and unpaid vacation days and reimbursement of business, tax preparation and attorney expenses. The payments and benefits to which Mr. Jewett was entitled upon the severance of his service are discussed further below in the section captioned “Potential Payments Upon Termination of Employment or a Change in Control.”

To receive the severance described above, Mr. Jewett executed a general release of claims against the Company. Mr. Jewett’s severance was subject to delay for six months following his separation from service with the Company if necessary to comply with U.S. Internal Revenue Code Section 409A. In addition, Mr. Jewett’s severance was also subject to reduction to the extent such severance was subject to any excise tax imposed under Internal Revenue Code Section 4999.

Under the Jewett Employment Agreement, Mr. Jewett was subject to non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements. Mr. Jewett’s non-competition and non-solicitation obligations extended for six months following his separation from service.

Potential Payments Upon Termination of Employment or Change in Control

Termination of Employment

In connection with the employment agreements as described above, certain of the Named Executive Officers are entitled to certain payments and benefits upon certain qualifying terminations of their employment relationships with us. The Named Executive Officers’ employment relationships with the Company may be terminated for any of the following reasons: (i) the Named Executive Officer’s death or disability, (ii) by the Company with or without cause or (iii) by the Named Executive Officer with or without good reason. With respect to each Named Executive Officer with an employment agreement, “disability,” “cause,” and “good reason” are defined in the applicable employment agreement. To receive the payments described below, the Named Executive Officers would be required to execute a general release of claims against the Company. Those Named Executive Officers with employment agreements are subject to post-employment non-competition and non-solicitation provisions, as well as ongoing confidentiality, intellectual property and non-disparagement requirements.

The estimated payments and benefits provided upon each type of termination are summarized in the following table as if the termination had occurred on December 31, 2012, using the closing price of $39.69 on December 30, 2012 and the employment agreements in effect on that date. Base salary payments and the continuation of health insurance benefits are made over time in accordance with the Company’s normal payroll schedule, while the other payments and benefits are typically delivered in a lump sum following the date of termination. In addition, with the assumption of a December 31 termination of employment, the estimated pro rata bonus calculations provided in the following table reflect an accrual for a full calendar year. Actual amounts payable following a termination or change in control would differ from the amounts shown, perhaps significantly, and would depend on the particular facts and circumstances pertaining at the time.

David Cash

Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement ($)
Salary	—	825,000	825,000	—	1,650,000	—	—
Bonus	—	1,031,250	1,031,250	—	1,813,750	1,031,250	—
Accelerated Vesting of Awards	—	1,332,656	1,332,656	—	3,652,851	—	—
Housing Expenses	15,000	15,000	15,000	15,000	15,000	15,000	15,000
Continuation of Health Benefits	—	16,905	16,905	—	16,905	—	—
Tax Preparation Expenses (1)	—	—	—	—	—	—	—
Vacation Days (2)	20,625	20,625	20,625	20,625	20,625	20,625	20,625
Relocation Expenses (3)	—	—	—	—	—	—	—

Total	35,625	3,241,436	3,241,436	35,625	7,169,131	1,066,875	35,625

Michael J. McGuire

Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement ($)
Salary	—	500,000	—	—	500,000	—	—
Bonus	—	550,000	—	—	913,333	550,000	—
Accelerated Vesting of Awards	—	—	—	—	1,930,381	—	—
Housing Expenses	30,000	30,000	30,000	30,000	30,000	30,000	30,000
Continuation of Health Benefits	—	16,801	—	—	16,801	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Relocation Expenses (3)	16,000	16,000	16,000	16,000	16,000	16,000	16,000

Total	62,100	1,128,901	62,100	62,100	3,422,616	612,100	62,100

John A. Kuhn

Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)(4)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)(5)	Retirement ($)
Salary	—	700,000	700,000	700,000	700,000	350,000	700,000
Bonus	—	770,000	770,000	—	1,445,000	770,000	—
Accelerated Vesting of Awards	—	592,393	592,393	—	1,184,786	—	—
Housing Expenses	30,000	30,000	30,000	30,000	30,000	30,000	30,000
Continuation of Health Benefits	—	16,801	16,801	16,801	16,801	—	16,801
Tax Preparation Expenses (1)	—	3,600	3,600	—	3,600	3,600	—
Vacation Days (2)	17,500	17,500	17,500	17,500	17,500	17,500	17,500
Relocation Expenses (3)	16,000	16,000	16,000	16,000	16,000	16,000	16,000

Total	63,500	2,146,294	2,146,294	780,301	3,413,687	1,187,100	780,301

John V. Del Col

Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement ($)
Salary	—	500,000	—	—	500,000	—	—
Bonus	—	400,000	—	—	683,333	400,000	—
Accelerated Vesting of Awards	—	—	—	—	1,728,392	—	—
Housing Expenses	18,600	18,600	18,600	18,600	18,600	18,600	18,600
Continuation of Health Benefits	—	16,801	—	—	16,801	—	—
Tax Preparation Expenses (1)	3,600	3,600	3,600	3,600	3,600	3,600	3,600
Vacation Days (2)	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Relocation Expenses (3)	—	16,000	—	—	16,000	16,000	—

Total	34,700	967,501	34,700	34,700	2,979,227	450,700	34,700

Catherine A. Kalaydjian

Benefit	By Company with Cause ($)	By Company without Cause ($)	By Executive with Good Reason ($)	By Executive without Good Reason ($)	Without Cause or with Good Reason Following a Change in Control ($)	Death or Disability ($)	Retirement ($)
Salary	118,750	118,750	118,750	118,750	118,750	118,750	118,750
Bonus	—	—	—	—	—	—	—
Accelerated Vesting of Awards	—	—	—	—	1,248,971	—	—
Housing Expenses	26,541	26,541	26,541	26,541	26,541	26,541	26,541
Continuation of Health Benefits	—	—	—	—	—	—	—
Tax Preparation Expenses (1)	—	—	—	—	—	—	—
Vacation Days (2)	11,875	11,875	11,875	11,875	11,875	11,875	11,875
Relocation Expenses (3)	—	—	—	—	—	—	—

Total	157,166	157,166	157,166	157,166	1,406,137	157,166	1,406,137

(1)	Estimated tax preparation payment based upon an assumed $3,600 maximum reimbursable payment in the event the executive chooses a tax preparation provider other than the Company’s selected tax preparation provider.
(2)	Estimated vacation day payment based upon an assumed five accrued and unused vacation days and a year of 200 working days.
(3)	Estimated relocation expense payment based upon average cost to the Company of relocations of similarly situated employees.
(4)	Salary is payable to Mr. Kuhn upon his departure without good reason only to the extent the Company elects to impose one year of post-employment non-competition and non-solicitation restrictions on Mr. Kuhn.
(5)	Salary is payable to Mr. Kuhn only upon his disability and is reduced to the extent Mr. Kuhn receives long-term disability insurance payments.

The payments and benefits listed below are the actual amounts paid or payable to Mr. Jewett under the terms of his Employment Agreement following his departure from the Company on May 2, 2012.

William M. Jewett

Benefit	Severance Amount ($)
Salary	675,000
Bonus	250,212
Accelerated Vesting of Awards	1,402,783
Tax Preparation Expenses	3,600
Vacation Days	18,173
Legal Expenses	24,645

Total	2,374,413

Change in Control

Upon (i) the occurrence of a change in control under the Company’s Amended and Restated 2002 Stock Option Plan and (ii) the occurrence of a change in control and termination of employment within 24 months of the change in control under the Company’s 2007 Equity Incentive Plan (together with the 2002 Stock Option Plan, the “Plans”): (a) outstanding options vest and become immediately exercisable and remain exercisable through the remainder of their term; (b) outstanding restricted share units vest and convert into cash or ordinary shares; and (c) restricted shares and restricted cash become fully vested. In the event of certain types of changes in control, both the outstanding options and restricted share units convert immediately into cash. Under the Plans, a change in control occurs if any one of the following events occurs:

•

A person, entity or group unaffiliated with the Company acquires the beneficial ownership of 50% or more of the outstanding ordinary shares of the Company or the combined voting power of the then outstanding securities of the Company.

•	The composition of a majority of the Company’s Board is comprised of directors who were not recommended for election to the shareholders of the Company by a majority of the incumbent board.

•

The Company reorganizes, amalgamates, merges, consolidates or sells or otherwise disposes of all or substantially all of its assets, other than in a transaction in which (i) the ordinary shareholders immediately prior to the transaction beneficially own more than 60% of the outstanding shares of common stock, and the combined voting power of the entity resulting from the transaction in substantially the same proportions as immediately prior to the transaction, (ii) no person, entity or group unaffiliated with the Company acquires the beneficial ownership of 50% or more of the outstanding ordinary shares of the Company or the combined voting power of the then outstanding securities of the Company and (iii) individuals who were members of the Company’s Board of Directors constitute at least a majority of the members of the board of directors of the resulting entity.

•	The Company liquidates or dissolves.

If a change in control occurred on December 31, 2012 and the employment of each of the Named Executive Officers was terminated, the Named Executive Officers would have become entitled to receive the following amounts in the form of cash or ordinary shares of the Company. The following amounts represent the dollar value of the Named Executive Officers’ unvested restricted shares, restricted share units, restricted cash and options as of December 31, 2012, based upon the closing price on December 30, 2012 of the Company’s ordinary shares.

Name	Restricted Shares ($)	Restricted Share Units ($)	Restricted Cash ($)	Options ($)	Total ($)
David Cash	3,456,523	—	196,329	—	3,652,851
Michael J. McGuire	1,626,179	14,368	289,835	243,975	2,174,356
John A. Kuhn	1,184,786	—	—	—	1,184,786
John V. Del Col	1,463,013	24,052	241,327	—	1,728,392
Catherine A. Kalaydjian	1,066,589	—	182,382	—	1,248,971
William M. Jewett	—	—	—	—	—

Compensation Committee Interlocks and Insider Participation

None of the directors that served on the Compensation Committee during 2012 has ever served as an employee or officer of the Company or has any other material relationship with the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists the beneficial ownership of each person or group who, as of March 7, 2013, owned, to the Company’s knowledge, more than 5% of the Company’s 43,274,166 ordinary shares outstanding as of that date.

Name and Address of Beneficial Owner (1)	Number of Shares	Percentage
Sterling Capital Management LLC (2)	2,908,337	6.72%
Dimensional Fund Advisors LP (3)	2,829,902	6.54%
FMR LLC (4)	2,600,457	6.01%
The Vanguard Group (5)	2,266,098	5.24%

(1)	The address for each beneficial owner is listed in the relevant footnote.
(2)	The information included herein is based on the Schedule 13G filed on February 1, 2013 by Sterling Capital Management LLC (“Sterling”). Sterling’s address is Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NY 28211. Sterling is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the ordinary shares. None of Sterling’s clients, to the knowledge of Sterling, beneficially owns more than 5% of the outstanding ordinary shares.
(3)	The information included herein is based on the Schedule 13G filed on February 11, 2013 by Dimensional Fund Advisors LP (“Dimensional”). Dimensional’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Dimensional, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional nor its subsidiaries possess voting and/or investment power over the ordinary shares that are owned by the Funds.
(4)	The following information is based on the Schedule 13G filed on February 14, 2013 by FMR LLC. Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,600,000 ordinary shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 2,600,000 shares or 6.01% of the ordinary shares outstanding. Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 2,600,000 ordinary shares owned by the Fidelity Low-Priced Stock Fund.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 457 ordinary shares beneficially owned through Strategic Advisers, Inc.

(5)	The information included herein is based on the Schedule 13G filed on February 12, 2013 by The Vanguard Group. The address of the beneficial owner is 100 Vanguard Blvd., Malvern, Pennsylvania, 19355. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 28,737 shares or .07% of the ordinary shares outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 2,200 shares or .01% of the ordinary shares outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the beneficial ownership as of March 7, 2013 of the ordinary shares of the Company by each director, each director nominee and each Named Executive Officer of the Company and all such directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Number of Options	Number of Shares	Total (2)	Percentage
Directors
John T. Baily (3)	5,000	18,726	23,726	*
Norman Barham	—	21,974	21,974	*
Galen R. Barnes	5,000	15,974	20,974	*
William H. Bolinder	5,000	25,322	30,322	*
Steven W. Carlsen	—	46,424	46,424	*
David Cash	—	542,699	542,699	1.25%
Susan S. Fleming	—	4,588	4,588	*
Scott D. Moore	—	15,620	15,620	*
Brendan R. O’Neill	—	15,974	15,974	*
William J. Raver	—	12,210	12,210	*
Robert A. Spass (4)	—	140,978	140,978	*

Named Executive Officers

John V. Del Col	—	93,140	93,140	*
Catherine A. Kalaydjian	—	47,900	47,900	*
John A. Kuhn	—	41,763	41,763	*
Michael J. McGuire	12,500	113,614	126,114	*
All directors and executive officers as a group(5)	27,500	1,156,906	1,184,406	2.74%

*	Less than 1%. On March 7, 2013, there were 43,274,166 ordinary shares outstanding.
(1)	Unless otherwise stated, the address for each beneficial owner is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.
(2)	Includes the outstanding ordinary shares and assumes the exercise of all options vesting within 60 days of March 7, 2013 with respect to each shareholder.
(3)	Includes 4,000 ordinary shares owned by Mr. Baily’s wife.
(4)	Includes 2,098 ordinary shares owned by Capital Z Partners Management, LLC, an entity in which Mr. Spass owns a non-controlling limited liability interest. Mr. Spass disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.
(5)	Mr. Jewett’s ownership of the Company’s ordinary shares has not been included, as Mr. Jewett has not been a Section 16 reporting officer of the Company for more than 6 months and is no longer obligated to report his ownership interest in the Company’s ordinary shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND

CERTAIN CONTROL PERSONS

Transactions with Fidelity Management & Research Company

On February 14, 2013, Fidelity Management & Research Company (“Fidelity”) filed a Schedule 13G/A with the SEC disclosing that its subsidiaries held, in the aggregate, approximately 6% of Endurance’s ordinary shares as of December 31, 2012. Subsidiaries of Fidelity provide the Company and its subsidiaries with investment management services. During the year ended December 31, 2012, the Company paid or accrued fees of approximately $1.4 million for those services. All fee arrangements were entered into pursuant to arm’s length transactions at prevailing market rates for the services rendered. Following the procedures set forth above under “Board of Directors — Review and Approval of Transactions with Related Persons,” the Nominating and Corporate Governance Committee of the Board, at its meeting in February of 2013, reviewed and ratified the various relationships and transactions by and among the Company, Fidelity and their applicable affiliated companies.

REPORT OF THE AUDIT COMMITTEE

The following report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Messrs. Baily, Moore, O’Neill and Raver currently serve on the Audit Committee. Mr. Raver will continue as a member of the Audit Committee, assuming he is re-elected to the Board of Directors by the shareholders. Messrs. Baily, Moore and O’Neill will also remain members of the Audit Committee.

After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act, the SEC rules promulgated thereunder, and the applicable NYSE Corporate Governance Rules, (2) all current Audit Committee members are financially literate, and (3) Mr. Baily qualifies as an “audit committee financial expert” as defined by SEC rules promulgated under the Exchange Act. Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Baily’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Baily any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.

The Board of Directors appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the Audit Committee reviews the charter and reports to the Board of Directors on its adequacy in light of applicable NYSE rules. The charter is available on the Company’s web site at www.endurance.bm and is also available in print upon request to the Company’s Secretary. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (1)-(3) of the preceding paragraph of this report and the adequacy of the Audit Committee charter.

During the last year, and earlier this year in preparation for the filing with the SEC of the Company’s Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements contained in the Form 10-K with management and the Company’s independent auditors;

•	reviewed and discussed the Company’s quarterly earnings press releases and related materials;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors’ examinations;

•	reviewed the Company’s loss reserves;

•

reviewed and discussed the Company’s risk assessment and risk management, including the guidelines and policies governing the process of monitoring and controlling the Company’s major financial risk exposures;

•

met separately with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•	discussed with the Company’s senior management, independent auditors and internal auditors the process used for the Company’s chief executive officer and chief financial officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the Form 10-K and other periodic filings with the SEC;

•	reviewed the performance of the Company’s internal audit and Sarbanes-Oxley functions;

•	reviewed the Company’s whistleblower policy and its application;

•

reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company’s accounting policies, (2) the written communication from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the independence of the independent auditors, (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, “Communication with Audit Committees” and Statement on Auditing Standards No. 90, “Audit Committee Communications” and (4) responsibilities, budget and staffing of the Company’s internal audit function;

•

received from the independent auditors written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with the independent auditors the independent auditors’ independence;

•

based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board of Directors the inclusion of the audited financial statements of the Company and its subsidiaries in the Form 10-K; and

•

determined that the non-audit services provided to the Company by the independent auditors are compatible with maintaining the independence of the independent auditors and established clear hiring policies for employees or former employees of the Company’s independent auditors. The Audit Committee’s pre-approval policies and procedures are discussed below under “Audit Fees.”

While the Audit Committee has the duties and responsibilities set forth above and in its charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to ensure that the Company complies with all laws and regulations, its Code of Business Conduct and Ethics or its Corporate Governance Guidelines.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The Audit Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors and receives the communications described above. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

Respectfully submitted,

John T. Baily (Chairman)

Scott D. Moore

Brendan R. O’Neill

William J. Raver

AUDIT FEES

Ernst & Young Ltd. Fees and Services

	2012 Actual Fees ($)	2011 Actual Fees ($)
Audit Fees	3,547,641	3,774,805
Audit-Related Fees	106,790	109,524
Tax Fees	—	—
All Other Fees	—	—

Total Fees	3,654,431	3,884,329

Audit fees for 2012 and 2011 consist of fees paid to Ernst & Young Ltd. for professional services for the audit of the Company’s annual consolidated financial statements, review of quarterly consolidated financial statements, audit of annual statutory statements and services that are normally provided by independent auditors in connection with statutory, Sarbanes-Oxley Section 404 attestation services, comfort letters, SEC and regulatory filings or engagements.

Audit-related fees for 2012 and 2011 consist of fees paid to Ernst & Young Ltd. for employee benefit plan audits, accounting consultations, consultations concerning accounting and reporting standards, consultation regarding certain regulatory matters and access to certain accounting and auditing information.

The Audit Committee concluded that the provision of the services listed above was compatible with maintaining the independence of Ernst & Young Ltd.

Pre-Approval Policies and Procedure

The Audit Committee is responsible for appointing the Company’s independent auditor and approving the terms of the independent auditor’s services. The Audit Committee has established the following policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by Ernst & Young Ltd.

Prior to the engagement of the independent auditor for any audit or non-audit services, management submits a proposal for such services to the Audit Committee. The Audit Committee reviews such proposals and provides its consent only after first considering whether the proposed services are consistent with the SEC’s rules on auditor independence. Also, in determining whether to grant pre-approval of any non-audit services, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

The Audit Committee has delegated its pre-approval authority to its Chairman for matters arising between meetings of the Audit Committee. Any pre-approval of a service by the Chairman of the Audit Committee is subject to ratification by the Audit Committee at its next scheduled meeting.

During 2012, the Audit Committee approved all of Ernst & Young Ltd.’s audit and permissible non-audit services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, Company equity securities with the SEC. Based on a review of such reports, and on written representations from reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except the inadvertent late filing of one Form 4 for Robert A. Spass, which reported a transfer of shares from Capital Z Partners Management LLC to Mr. Spass for no consideration.

OTHER MATTERS

The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this proxy statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2014

Under the U.S. federal proxy solicitation rules, for any proposal submitted by a shareholder to be considered for inclusion in Endurance’s proxy materials for the 2014 Annual General Meeting of Shareholders, it must be received by Endurance at its registered office located at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda addressed to the Secretary by November 27, 2013. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February 10, 2014.

If a shareholder desires to nominate one or more individuals for election as directors at the 2014 Annual General Meeting, written notice of such shareholder’s intent to make such a nomination must be received by the Company at its registered office not later than November 27, 2013 and no earlier than October 28, 2013. Any notice for a director nomination shall include the information set forth under “Board of Directors — Director Nominee Process” above.

ANNUAL REPORT ON FORM 10-K, CORPORATE GOVERNANCE GUIDELINES

AND CODE OF BUSINESS CONDUCT AND ETHICS

The Company’s Form 10-K does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company’s:

•	Form 10-K, including exhibits, as filed with the SEC;

•	Corporate Governance Guidelines;

•	Code of Business Conduct and Ethics; and

•	Charters of the committees of the Board of Directors.

If you would like a copy of any of the above referenced documents, contact Investor Relations, Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. In addition, financial reports and filings with the SEC, including the Form 10-K, are available on the internet at www.sec.gov. Company information, including the formal charters of each of the committees of the Board of Directors, as well as the Company’s Corporate Governance Guidelines and Code of Business Conduct, is also available on the Company’s web site at www.endurance.bm.

APPENDIX A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED BYE-LAWS

EXCERPT OF THE AMENDED AND RESTATED BYE-LAWS OF

ENDURANCE SPECIALTY HOLDINGS LTD.

PROPOSED AMENDMENTS

Removal of Classified Board

86.

(1)    The number of Directors constituting the Board shall be not less than two (2) nor more than twenty (20), the exact number to be determined from time to time by the Company by Resolution; PROVIDED, HOWEVER, that if no such Resolution shall be in effect the number of Directors shall be twelve (12).

(2)    ~~The Board shall be divided into three classes, with the term of the office of one class expiring each year. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in this Bye-Law. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.~~

~~(3)~~    Beginning with the 2013 Annual General Meeting, ~~E~~each ~~class I~~ Director ~~shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2009 and subsequently~~ shall (unless his office is vacated in accordance with these Bye-Laws) serve until his successor is elected and qualified at ~~for three-year terms, each concluding at~~ the ~~third~~ first Annual General Meeting (or Special General Meeting called pursuant to Bye-Law 88) after ~~the class I~~such Director~~s together were~~was last elected or ~~appointed or re-appointed; provided, that each~~appointed. Any Director ~~whose term extends beyond the~~who was elected for a three year term prior to the 2013 Annual General Meeting ~~scheduled to be held on May 8, 2013~~(each, a “Continuing Classified Director”) shall (unless his office is vacated in accordance with these Bye-Laws) serve until his successor is elected and qualified at the Annual General Meeting to be held in the year such Director’s three year term was originally scheduled to expire (or earlier Special General Meeting called pursuant to Bye-Law 88). Upon the expiration of the remainder of the three year term of a Continuing Classified Director, each such Continuing Classified Director and any elected successor Director to such Continuing Classified Director ~~and~~ shall thereafter serve until his successor is elected and qualified at the first Annual General Meeting (or Special General Meeting called pursuant to Bye-Law 88) after such Director was last elected or appointed. No decrease in the authorized number of Directors shall shorten the term of any Continuing Classified Director.

~~(4)    Each class II Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2010 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class II Directors together were last appointed or re-appointed.~~

~~(5)    Each class III Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2011 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class III Directors together were last appointed or re-appointed.~~

~~(6)    If the number of Directors is altered by Resolution pursuant to this Bye-Law, such Resolution shall apportion any increase or decrease among the classes so as to maintain the number of Directors in each class as equal as possible, but in no case shall a decrease in the number of Directors shorten the term of any incumbent Director. All Directors, upon election or appointment (except upon election at an Annual General Meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty days of their appointment.~~

87.	The Company shall at the Annual General Meeting and may by Resolution determine the minimum and the maximum number of Directors and may by Resolution determine that one or more vacancies in the Board shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to elect any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any individual to be a Director so as to fill a casual vacancy. A Director so appointed shall fill the vacancy arising ~~and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces~~ and shall hold office for the balance of the term of such vacant Board position or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

Majority Vote Standard for Directors

86.

(3)    At any Annual General Meeting (or Special General Meeting called pursuant to Bye-Law 88), each director shall be elected by a simple majority of the votes cast, except in the case of an Annual General Meeting or Special General Meeting at which the Secretary of the Corporation determines that the number of Director nominees properly nominated in accordance with these Bye-Laws exceeds the number of Directors to be elected as of the Record Date for such Annual General Meeting or Special General Meeting (a “Contested Director Election”), in which event each Director shall be elected by a plurality of the votes cast at such Annual General Meeting or Special General Meeting If Directors are to be elected in a Contested Director Election by a plurality of the votes cast, Shareholders shall not be permitted to vote against a nominee. In an election which is not a Contested Director Election, a simple majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” or “withheld” from that director. In an election which is not a Contested Director Election, (a) a share otherwise present at the meeting but for which there is an abstention and (b) a share otherwise present at the meeting as to which a shareholder gives no authority or direction, shall not be counted as a vote cast with respect to determining if a director has been elected by a simple majority of the votes cast.

(4)    In the event that a nominee for Director in an election which is not a Contested Director Election receives less than a simple majority of the votes cast, such nominee shall not be elected to the Board. In the event that an incumbent Director nominated for re-election in an election which is not a Contested Director Election receives less than a simple majority of the votes cast, such incumbent director shall tender his resignation from the Board within 20 calendar days after the date of the Annual General Meeting or Special General Meeting during which such election occurred. Any vacancy in the Board arising from the failure of a nominee for Director to be elected to the Board by a simple majority of the votes cast shall be deemed a casual vacancy and may be filled by the Board in accordance with Bye-Law 87; provided that the Board shall not be permitted to appoint as a Director the nominee for Director who failed to be elected or re-elected by the requisite simple majority of votes cast at the most recent Annual General Meeting or Special General Meeting. In the event that no Director receives a majority vote in an election which is not a Contested Director Election, the incumbent Directors shall (a) call a Special General Meeting for the election of a new Board as soon as practicable in accordance with these Bye-Laws, (b) nominate for election at such Special General Meeting a slate of proposed Directors which shall not include any of the incumbent Directors and (c) continue to serve on the Board (unless any of such Directors’ office is vacated in accordance with these Bye-Laws) until his successor is elected and qualified at such Special General Meeting.

Designation and Composition of Non-U.S. Subsidiary Boards

149.

(1)    If, as a result of giving effect to the provisions of Bye-Law 62 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise cause such person to be treated as a 9.5% Shareholder, thereby triggering the application of Bye-Law 63, the provisions of Bye-Law 149 (2)~~,~~ and (3) ~~and (4)~~ shall apply.

(2)    Except to the extent otherwise provided in Bye-Law 149(4), with respect to any insurance operating company subsidiary of the Company that is not a U.S. corporation or that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary that is organized under the laws of a jurisdiction outside of the United States that is treated as a corporation for U.S. federal income tax purposes) (together, the “Designated Companies”), subject to any applicable mandatory law of the relevant jurisdiction (i) the board of directors of each such Designated Company shall consist of the persons, a majority of whom are Directors of the Company, who have been elected as director designees with respect to such Designated Company by the Shareholders (“Designated Company Directors”) in a general meeting of the Shareholders by resolution, which resolution directs the Company to vote its shares in such Designated Company to ensure that the board of directors of such Designated Company consists of the Designated Company Directors designated with respect to such Designated Company, and (ii) the Shareholders in a general meeting may designate the persons to be removed as directors of any Designated Company (the “Removed Company Directors”) by resolution, which resolution directs the Company to vote its shares in the Designated Company to effect the removal of the Removed Company Directors from the board of directors of the applicable Designated Company, subject to the requirement that a majority of the directors of each Designated Company are Directors.

(3)    Notwithstanding the general authority of the Board set out in Bye-Law 95(3), the Company shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors with respect to each Designated Company as the directors of such Designated Company and to remove the Removed Company Directors with respect to each Designated Company as directors of such Designated Company and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-Law. The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-Law and, subject to any applicable mandatory law of the relevant jurisdiction, contain a provision substantially similar to this Bye-Law governing the election, appointment and removal of its direct subsidiaries’ directors. The Company shall also enter into agreements with each such Designated Company to effectuate or implement this Bye-Law and take such other actions as are necessary to effectuate or implement this Bye-Law.

(4)    The provisions set forth in ~~this~~ Bye-Law 149 (2) and (3) shall not apply (a) in the event that there is no person that is a 9.5% Shareholder before giving effect to Bye-Law 63, (b) with respect to any subsidiary of the Company that is not a Designated Company or (c) with respect to any Designated Company~~subsidiary of the Company that is not a U.S. corporation~~ if a substantial portion of the income of such ~~corporation~~ Designated Company is from U.S. sources and is effectively connected with the conduct by such corporation of a trade or business or permanent establishment within the United States (unless either (~~a~~i) such income is exempt from taxation, or otherwise subject to a reduced rate of tax, pursuant to a treaty obligation of the United States or (~~b~~ii) such ~~corporation~~ Designated Company owns, directly or indirectly, any subsidiary that is not a U.S. corporation that does not earn a substantial portion of its income from U.S. sources or the income is not effectively connected with the conduct by such subsidiary of a trade or business or permanent establishment within the United States) and any other income of such ~~corporation~~ Designated Company does not, and is not expected to, constitute subpart F income as defined in Section 952(a) of the Code.

Endurance Specialty Holdings Ltd.

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE SACKPACK

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DESIGNATION (IF ANY)

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 8, 2013.

Vote by Internet

Go to www.envisionreports.com/ENH

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote “FOR” the nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.

1. Election of Directors:

Election of the four directors of the Company listed below (Nos. 1 through 4):

Direction of the Company to elect the slate of five director designees of Endurance Worldwide Holdings Limited listed below (Nos. 8 through 12):

Direction of the Company to elect the slate of five director designees of Endurance Worldwide Insurance Limited listed below (Nos. 13 through 17): +

For Withhold

For Withhold

For Withhold

01 – John T. Baily

08 – Alan Barlow

13 – Alan Barlow

02 – Norman Barham

09 – William H. Bolinder

14 – William H. Bolinder

03 – Galen R. Barnes

10 – David Cash

15 – David Cash

04 – Scott D. Moore

11 – Simon Minshall

16 – Simon Minshall

12 – Brendan R. O’Neill

17 – Brendan R. O’Neill

Direction of the Company to elect the slate of three director designees of Endurance Specialty Insurance Ltd. listed below (Nos. 5 through 7):

05 – William H. Bolinder

For Withhold

2. To appoint Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the year ending December 31, 2013 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for Ernst & Young Ltd.

For Against Abstain

06 – David Cash

3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers.

07 – John V. Del Col

4. To amend the Company’s Amended and Restated Bye-laws.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

1UPX 1594361

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and the 2012 Annual Report on Form 10-K are available at: http://www.envisionreports.com/enh

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — ENDURANCE SPECIALTY HOLDINGS LTD. +

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2013

This proxy is solicited on behalf of the Company’s Board of Directors. It may be revoked up to one hour prior to the Annual General Meeting.

The undersigned hereby appoints David Cash, Michael J. McGuire and John V. Del Col, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Endurance Specialty Holdings Ltd. (the “Company”) which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM08, Bermuda on Wednesday, May 8, 2013 at 8:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS 2, 3 AND 4. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. If the ordinary shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.